UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.

Blackstone

Blackstone / GSO Senior Floating Rate Term Fund
(NYSE: BSL)

Blackstone / GSO Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone / GSO Strategic Credit Fund
(NYSE: BGB)

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on each Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who invest directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	10
Statements of Assets and Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	47
Statements of Cash Flows	48
Financial Highlights	49
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	69
Summary of Dividend Reinvestment Plan	70
Additional Information	71
Privacy Procedures	72
Trustees & Officers	79

Blackstone / GSO Funds	Manager Commentary

December 31, 2018 (Unaudited)

To Our Shareholders:

The U.S. economy grew at approximately 3%, and corporate profits expanded at a rate of nearly 23% in 2018. We believe growth of the economy and of corporate profits will continue in 2019 but at lower rates than in 2018. Following the market peak in September, investors seemed to have confused slowing growth rates with a lack of growth itself; that confusion, compounded by well-known risks, such as trade war concerns and Brexit developments, seemed to contribute to a market sell-off in the final quarter of 2018. Contrary to investor concerns, we have observed little to no evidence of excess capacity or overheating in the market. Capacity utilization is barely back to the 50-year average and remains below the levels reached prior to the global financial crisis a decade ago. The money moving into capital expenditures thus far is mostly for intellectual property and technology, as opposed to traditional plants and property. We believe this should mean that even when CEOs deploy capital expenditures, it is not to expand but rather to squeeze more productivity out of existing workers (i.e., they are solving for tight labor markets, not overbuilding).

Despite a volatile fourth quarter, which was dominated by a technically driven sell-off amidst lowered investor risk appetite, U.S. loans outperformed high yield and most other asset classes for the full year 2018. After a sharp decline in prices in the fourth quarter, loans returned +0.44% for the year versus -2.08% for high yield bonds, -2.51% for investment grade, and -4.38% for equities. Default rates for loans and high yield remained at relatively benign levels, while loans benefited from rising coupons throughout 2018 as 3M LIBOR increased 111 basis points to end the year at 2.81%.

Lower quality loans outperformed the higher quality segment of the market for the majority of 2018. This trend reversed during the fourth quarter of 2018 with CCC/Split CCC rated loans returning -4.61% in 4Q 2018 vs. -3.03% for Split BBB/BB rated loans. Similarly in high yield, lower quality paper generally outperformed higher quality for the first nine months of 2018. The fourth quarter market volatility had a greater impact on lower quality assets, and, as such, CCC/Split CCC rated high yield bonds returned -9.00%, while Split BBB/BB rated high yield bonds returned -2.94%.

Loan secondary trading volumes achieved an eight-year high of $720 billion in 2018, representing a year-over-year increase of more than 14%. As loan mutual fund outflows intensified in the fourth quarter, the loan market remained liquid with secondary trading volumes setting a record high at $210 billion, with November alone contributing $75 billion. Despite the spike in trading volumes, average loan settlement times decreased to an eight-year low of T+16 business days in December compared to the long-term average of T+19.

Total Returns for year ended December 31, 2018
US Loans (S&P/LSTA Leveraged Loan Index)	0.44%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	-2.08%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	1.89%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	0.00%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	0.01%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	-2.51%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	-2.46%
US Large Cap Equities (S&P 500® Index)	-4.38%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Institutional gross loan issuance in 2018 totaled $704 billion, with refinancings and repricings accounting for 57.1% of issuances, compared to 2017’s gross issuance of $974 billion, with refinancings and repricings at 73.5%. Towards the end of 2018, loan primary market activity was dormant amid pressure on secondary prices. The $8.3 billion of institutional gross loan issuance volume in December represented the lowest monthly volume since January 2015, when loan issuance totaled $6.4 billion.

Demand for loans remained strong throughout the first three quarters of 2018, which we believe was primarily driven by record CLO creation, institutional demand, and stable retail inflows. However, in the fourth quarter, outflows from open-end loan funds created selling pressure that drove U.S. loan prices down to their lowest level since July 2016. December saw the largest ever monthly withdrawal from these funds totaling $15.3 billion, according to Lipper weekly reporters, an amount approximately equal to the year’s total inflows.

In 2018, 29 companies in the loan market, according to JP Morgan, defaulted with debt totaling $40.9 billion, compared to 37 companies with debt totaling $34.1 billion in 2017. Although total debt involved in defaults picked up 20% year-over-year, default volume was inflated by one outsized default - iHeart Communications (“iHeart”), a large 2008 LBO (not held by the Funds as defined below), which accounted for $16 billion, or 38%, of total 2018 default volume. Excluding this name, default activity, with respect to number of companies and volume, was down year-over-year. The par-weighted U.S. loan LTM default rate at the end of 2018 was 1.63% (1.02% ex-iHeart), as compared to 1.84% at year-end 2017. High yield par- weighted defaults were at 1.81% (1.08% ex-iHeart), as compared to 1.28% at year-end 2017. Due to iHeart, the broadcasting sector accounts for the highest default volume, with retail and energy following thereafter. JP Morgan expects loan and high yield default rates to remain low at 1.5% each in 2019.

We continue to believe that floating rate senior loans offer a compelling risk-reward opportunity. We believe the seniority of loans in the corporate structure offers a defensive positioning unique to the asset class and one that is well suited for portfolio construction. We are constructive on credit in 2019 due to strong corporate fundamentals, low projected default rates, and the potential for price appreciation introduced by the late 2018 selloff.

2	www.blackstone-gso.com

Blackstone / GSO Funds	Manager Commentary

December 31, 2018 (Unaudited)

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

Annual Report | December 31, 2018	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2018 (Unaudited)

Blackstone / GSO Senior Floating Rate Term Fund

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2022.

Portfolio Management Commentary

Fund Performance

BSL outperformed its key benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a market price per share basis, the Fund outperformed its benchmark for the periods of three years and five years and underperformed its benchmark for the six months, one year and since inception period. The shares of the Fund traded at an average premium to NAV of 0.2% for the twelve months ended December 31, compared to its peer group average discount of 9.9% over the same time.1

NAV Performance Factors

The Fund’s outperformance relative to its benchmark in 2018 was primarily attributable to credit selection within single-B rated loans (approximately 76% of the Fund during the period), as single-B loans held in the Fund returned approximately +3.3% compared to approximately +0.8% for single-B loans in the benchmark. Credit selection within the CCC-C rated loans also contributed positively to performance, as these loans held in the Fund returned approximately +6.6%, compared to approximately +0.8% for those in the benchmark. Credit selection was positive in eight of ten sectors, with the strongest contributions from industrials, technology, and healthcare, partially offset by negative energy performance.2 By issuer, the largest positive contributors to performance relative to the benchmark were Spencer Gifts, Sheridan Production Partners, and Ivanti Software, while American Tire Distributors, Advantage Sales and Marketing Inc., and TE Holdings were the most significant detractors.

Portfolio Activity and Positioning

During 2018, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while continuing to take advantage of new issue discounts in the primary market. The Fund reduced its allocation to high yield during the year in favor of loans and CLO investments.

As of December 31, 2018, the Fund held 83.6% of its Managed Assets in Senior Loans, 13.7% in second lien loans, and 2.9% in high yield bonds. BSL’s investments represented the obligations of 256 companies, with an average position size representing 0.34% of Managed Assets of the Fund. Electronics/electrical, healthcare, and business equipment and services represented the Fund’s top sector weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.

4	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2018 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	7.21%
Current Dividend Yield^	8.38%
Effective Duration^^	0.21 yr
Average Position*	0.34%
Leverage*	33.01%

^	Using current dividend rate of $0.107/share and market price/share as of 12/31/2018.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
Quest Software US Holdings, Inc.	1.6%
EG Group, Ltd.	1.3%
TKC Holdings, Inc.	1.2%
Advantage Sales & Marketing, Inc.	1.2%
Ivanti Software, Inc.	1.1%
LBM Borrower LLC	1.0%
KUEHG Corp	1.0%
GI Revelation Acquisition LLC	1.0%
U.S. Renal Care, Inc.	1.0%
PT Intermediate Holdings III LLC	0.9%
Top 10 Issuer	11.3%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electrical	17.5%
Healthcare	16.3%
Business Equipment & Services	14.1%
Building & Development	7.4%
Oil & Gas	3.3%
Top 5 Industries	58.6%

*	As a percentage of Managed Assets.

^	Industries per S&P.

BSL Total Return
	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	-1.25%	1.82%**	8.80%	4.14%	5.44%
Market Price*	-10.13%	-7.49%	8.77%	3.10%	4.00%
S&P LLI	-1.68%	0.44%	4.83%	3.05%	4.39%

†	Annualized.

*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended December 31, 2018 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2018	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

December 31, 2018 (Unaudited)

Blackstone / GSO Long-Short Credit Income Fund

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in firstand second-lien secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the S&P LLI and the Barclays U.S. High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods one year, three years, five years, and the life of the Fund since inception and underperformed its benchmark for the six months period. On a market price per share basis, the Fund outperformed its benchmark for the periods three years and underperformed its benchmark for the six months, one year, five year, and since inception period. The shares of the Fund traded at an average discount to NAV of 6.8% for the twelve months ended December 31, compared to its peer group average discount of 9.6% over the same time.1

NAV Performance Factors

The Fund’s outperformance relative to its benchmark in 2018 was primarily attributable to credit selection within both loans and high yield. Loans held in the Fund returned approximately +3.5% compared to approximately +0.5% for loans held in the S&P LLI. High yield bonds held in the Fund returned approximately -1.2% compared to -2.1% for the Barclays HYI. Within single-B loans specifically (approximately 65% of the Fund during the period), the Fund’s loans returned +3.1% compared to +0.8% for single-B loans held in the S&P LLI. Credit selection was positive in eight of ten sectors, with the strongest contributions from industrials, technology, and healthcare, partially offset by negative energy performance.2 By issuer, the largest positive contributors to performance relative to the benchmark were Ivanti Software, Carestream Health, and PF Chang’s, while York Risk Services, Sandridge, and Pier 1 Imports were the most significant detractors.

Portfolio Activity and Positioning

During 2018, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value and convexity while continuing to take advantage of new issue discounts in the primary market. The Fund reduced its allocation to high yield during the year in favor of loans and CLO investments.

As of December 31, 2018, the Fund held 86.3% of its Managed Assets in Secured Loans and 13.5% in high yield bonds. BGX’s investments represented the obligations of 267 companies, with an average position size representing 0.33% of Managed Assets of the Fund. Healthcare, electronics/electrical, and business equipment and services represented the Fund’s top sector weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.

6	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
December 31, 2018 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	7.49%
Current Dividend Yield^	10.22%
Effective Duration^^	0.52 yr
Average Position*	0.33%
Leverage*	39.12%

^	Using current dividend rate of $0.117/share and market price/share as of 12/31/2018.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*
Quest Software US Holdings, Inc.	1.6%
Ivanti Software, Inc.	1.5%
Advantage Sales & Marketing, Inc.	1.2%
KUEHG Corp	1.1%
Priso Acquisition Corp	1.1%
Avantor Inc	1.1%
Onex Carestream Finance LP	1.0%
Asurion LLC	1.0%
Alvogen Pharma US, Inc.	1.0%
GI Revelation Acquisition LLC	1.0%
Top 10 Issuer	11.5%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Healthcare	16.2%
Electronics/Electrical	15.5%
Business Equipment & Services	13.0%
Building & Development	7.7%
Telecommunications	3.9%
Top 5 Industries	56.3%

*	As a percentage of Managed Assets.

^	Industries per S&P.

BGX Total Return
	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	-2.21%	1.19%**	10.16%	4.64%	5.57%
Market Price*	-10.37%	-4.40%	10.24%	3.37%	3.27%
70% S&P LLI / 30% Barclays HYI	-1.84%	-0.32%	5.55%	3.38%	4.36%

†	Annualized.
*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended December 31, 2018 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2018	7

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2018 (Unaudited)

Blackstone / GSO Strategic Credit Fund

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of one year, three years, five years, and the life of the Fund since inception and underperformed its benchmark for the six months period. On a market price per share basis, the Fund outperformed its benchmark for the periods of three years and underperformed its benchmark for the six months, one year, five year and since inception period. The shares of the Fund traded at an average discount to NAV of 7.5% for the twelve months ended December 31, compared to its peer group average discount of 9.6% over the same time.1

NAV Performance Factors

The Fund’s outperformance relative to its benchmark in 2018 was primarily attributable to credit selection within both loans and high yield. Loans held in the Fund returned approximately +3.4% compared to approximately +0.5% for loans held in the S&P LLI. High yield bonds held in the Fund returned approximately -1.6% compared to -2.1% for the Barclays HYI. Within single-B loans specifically (approximately 64% of the Fund during the period), the Fund’s loans returned +3.2% compared to +0.8% for single-B loans held in the benchmark. Credit selection was positive in seven of ten sectors, with the strongest contributions from industrials, technology, and healthcare, partially offset by negative energy performance.2 By issuer, the largest positive contributors to performance relative to the benchmark were PF Chang’s, Carestream Health, and Ivanti Software, while York Risk Services, The Brock Group, Inc, and FR Dixie were the most significant detractors.

Portfolio Activity and Positioning

During 2018, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value and convexity while continuing to take advantage of new issue discounts in the primary market. The Fund reduced its allocation to high yield during the year in favor of loans.

As of December 31, 2018, the Fund held 86.9% of its Managed Assets in Senior Secured Loans and 13.1% in high yield bonds. BGB’s investments represented the obligations of 275 companies, with an average position size representing 0.32% of Managed Assets of the Fund. Electronics/electrical, healthcare, and business services represented the Fund’s top sector weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per S&P classifications.

8	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2018 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Average All-In Rate	7.57%
Current Dividend Yield^	9.80%
Effective Duration^^	0.47 yr
Average Position*	0.32%
Leverage*	37.29%

^	Using current dividend rate of $0.110/share and market price/share as of 12/31/2018.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.
Top 10 Issuers*
Quest Software US Holdings, Inc.	1.6%
Advantage Sales & Marketing, Inc.	1.3%
Priso Acquisition Corp	1.2%
Pf Changs China Bistro	1.1%
Ivanti Software, Inc.	1.1%
McAfee LLC	1.0%
Asurion LLC	1.0%
KUEHG Corp	1.0%
Onex Carestream Finance LP	1.0%
GI Revelation Acquisition LLC	1.0%
Top 10 Issuer	11.3%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Electronics/Electrical	17.1%
Healthcare	15.0%
Business Equipment & Services	13.8%
Building & Development	8.4%
Oil & Gas	4.4%
Top 5 Industries	58.8%

*	As a percentage of Managed Assets.
^	Industries per S&P.

BGB Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	-2.79%	-0.08%**	9.62%	4.31%	4.91%
Market Price*	-9.01%	-5.37%	9.62%	3.14%	2.03%
75% S&P LLI / 25% Barclays HYI	-1.82%	-0.19%	5.43%	3.32%	3.90%

†	Annualized.

*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended December 31, 2018 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2018	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 145.25%
Aerospace & Defense - 3.60%
DAE Aviation Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	$3,305,878	$3,275,398
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 7/13/2021(b)	2,374,957	2,351,207
Vectra Co., First Lien Initial Term Loan:
1M US L + 3.25%, 03/08/2025	1,188,060	1,132,376
1M US L + 7.25%, 03/08/2026	1,000,000	980,000
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	1,371,563	1,328,701
		9,067,682

Air Transport - 1.04%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 03/14/2025	1,980,000	1,849,884
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025(c)	777,174	772,317
		2,622,201

Automotive - 1.22%
Bright Bidco BV, First Lien 2018 Refinancing B Term Loan, 1M US L + 3.50%, 06/28/2024	80,297	68,101
CH Hold Corp., Second Lien Initial Term Loan, 1M US L + 7.25%, 02/03/2025	1,052,632	1,051,316
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	438,880	417,485
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	1,609,315	1,536,896
		3,073,798

Brokers, Dealers & Investment Houses - 0.43%
Edelman Financial Center LLC, Second Lien Initial Term Loan, 3M US L + 6.75%, 06/26/2026(b)	676,923	646,461
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025	438,900	433,414
		1,079,875

Building & Development - 9.86%
American Bath Group LLC, Second Lien Term Loan:
3M US L + 4.25%, 09/30/2023(b)	3,216,075	3,119,593
3M US L + 9.75%, 09/30/2024(b)	250,000	248,750
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	291,852	280,907
Dayton Superior Corp., First Lien Borrowing Term Loan, 3M US L + 8.00%, 6.00% PIK, 11/15/2021	1,359,523	1,138,600
Fastener Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 03/28/2025	1,860,938	1,765,564
Forest City Enterprises LP, First Lien Initial Term Loan, 3M US L + 4.00%, 12/08/2025	1,625,000	1,591,143
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	3,130,239	2,838,454
Hillman Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/30/2025	3,286,243	3,130,147
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	2,394,000	2,355,098
LBM Borrower LLC, First Lien Tranche C Term Loan, 2M US L + 3.75%, 08/19/2022	4,152,436	3,887,718
Ply Gem Midco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 04/12/2025(b)	1,375,648	1,258,718
SIWF Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 06/15/2025	875,600	853,167
SRS Distribution, Inc., First Lien Initial Term Loan, 2M US L + 3.25%, 05/23/2025	2,513,700	2,352,283
		24,820,142
Business Equipment & Services - 21.09%
Access CIG LLC, First Lien B Term Loan:
1M US L + 3.75%, 02/27/2025	134,980	131,522
1M US L + 3.75%, 02/27/2025	673,383	656,131
3M US L + 7.75%, 02/27/2026	119,565	118,469

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Business Equipment & Services (continued)
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 07/23/2021	$1,038,511	$922,541
1M US L + 3.25%, 07/25/2021	960,375	853,932
1M US L + 6.50%, 07/25/2022	3,248,461	2,573,057
Allied Universal Holdco LLC, First Lien Incremental Term Loan, 1M US L + 4.25%, 07/28/2022	1,404,255	1,344,574
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 1M US L + 3.50%, 12/03/2022	1,437,526	1,405,182
BMC Acquisition, Inc., First Lien Initial Term Loan, 6M US L + 5.25%, 12/18/2024(b)	866,250	868,416
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	2,176,444	2,073,063
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan:
1M US L + 3.00%, 02/03/2025	336,957	320,109
3M US L + 6.75%, 02/01/2026(b)	465,517	444,569
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	2,158,000	2,070,062
Explorer Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	1,598,081	1,549,475
GI Revelation Acquisition LLC, First Lien Initial Term Loan:
1M US L + 5.00%, 04/16/2025	1,673,443	1,650,433
1M US L + 9.00%, 04/10/2026(b)	2,200,000	2,112,000
GlobalLogic Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/25/2025(b)	272,120	262,936
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 3.50%, 05/23/2025	244,044	238,309
Inmar, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 05/01/2024	394,770	384,901
1M US L + 8.00%, 05/01/2025	1,183,432	1,171,598
KUEHG Corp., Second Lien Tranche B Term Loan:
3M US L + 3.75%, 02/21/2025	1,641,551	1,582,053
3M US L + 8.25%, 08/15/2025	2,250,000	2,266,875
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 2M US L + 5.875%, 12/09/2022	2,016,470	1,829,946
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024(b)	1,885,714	1,857,429
Mitchell International, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 11/29/2024	1,908,857	1,844,443
1M US L + 7.25%, 12/01/2025	690,909	674,072
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan:
3M US L + 3.75%, 05/19/2025	2,042,806	1,991,735
3M US L + 7.50%, 05/22/2026(b)	1,540,000	1,501,500
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	440,000	442,200
PT Intermediate Holdings III LLC, First Lien B Term Loan, 3M US L + 4.00%, 12/9/2024(b)	3,566,235	3,494,910
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	1,320,000	1,316,700
Sedgwick Holdings, Inc., First Lien Initial Term Loan, L + 3.25%, 12/31/2025(c)	1,459,908	1,398,475
St. George's University Scholastic Services LLC, First Lien Term Loan, 1M US L + 3.50%, 07/17/2025	1,065,691	1,041,713
Staples, Inc., First Lien Closing Date Term Loan, 3M US L + 4.00%, 09/12/2024	781,392	750,953
Surveymonkey, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025(b)	2,584,738	2,520,119
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	1,517,077	1,498,114
TIBCO Software, Inc., First Lien B-1 Term Loan, 1M US L + 3.50%, 12/04/2020	904,778	894,599
TRC Cos., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,935,030	1,903,585
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	3,176,000	3,104,540
		53,065,240
Chemical & Plastics - 3.60%
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 06/27/2025(b)	2,626,800	2,567,697
Emerald Performance Materials LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 07/30/2021	1,947,031	1,895,114
Pinnacle Operating Corp., First Lien B Refinancing Term Loan, 1M US L + 5.50%, 1.75% PIK, 11/15/2021	638,357	529,836

Annual Report | December 31, 2018	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Chemical & Plastics (continued)
Spectrum Holdings III Corp., First Lien Closing Date Term Loan:
1M US L + 3.25%, 01/31/2025	$292,263	$280,938
1M US L + 7.00%, 01/26/2026(b)	600,000	588,000
Starfruit Finco B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	1,847,015	1,773,134
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan:
3M US L + 4.00%, 10/28/2024	732,004	708,215
2M US L + 8.25%, 10/27/2025	725,111	711,816
		9,054,750

Conglomerates - 0.82%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 6/30/2021	933,129	914,466
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.25%, 03/21/2024	527,733	513,221
SSH Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025(b)	650,222	625,839
		2,053,526

Containers & Glass Products - 4.05%
Caraustar Industries, Inc., First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	2,602,249	2,588,769
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,306,250	1,240,938
Goodpack, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	617,784
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,091,750	1,056,268
Loparex International BV, First Lien B Term Loan, 3M US L + 4.25%, 03/28/2025(b)	696,500	686,052
Pregis Holding I Corp., First Lien Term Loan, 3M US L + 3.50%, 5/20/2021(b)	811,860	775,326
ProAmpac PG Borrower LLC, First Lien Initial Term Loan:
1M US L + 3.50%, 11/20/2023	586,245	562,429
1M US L + 8.50%, 11/18/2024	488,038	489,258
Ranpak Corp., Second Lien Initial Term Loan, 1M US L + 7.25%, 10/03/2022(b)	25,605	25,541
Strategic Materials Holding Corp., First Lien Initial Term Loan:
3M US L + 3.75%, 11/01/2024	548,308	517,123
3M US L + 7.75%, 12/27/2025(b)	1,400,000	1,267,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 10/17/2024	382,105	360,612
		10,187,100

Diversified Insurance - 2.14%
Acrisure LLC, First Lien 2017-2 Refinancing Term Loan:
3M US L + 4.25%, 11/22/2023	1,477,468	1,435,922
3M US L + 3.75%, 11/22/2023	614,888	582,606
BroadStreet Partners, Inc., First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023(c)	27,829	26,890
CP VI Bella Midco LLC, First Lien Initial Term Loan:
1M US L + 3.00%, 02/14/2025	417,656	403,038
1M US L + 6.75%, 02/16/2026	385,714	378,965
Genworth Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/28/2023	379,739	374,992
York Risk Services Holding Corp., First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	2,334,956	2,189,850
		5,392,263

Drugs - 2.37%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	392,857	389,585
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023(b)	1,597,959	1,438,163
Avantor, Inc., First Lien Initial B-1 Dollar Term Loan, 1M US L + 4.00%, 11/21/2024	2,322,786	2,257,457
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	1,900,108	1,876,356
		5,961,561

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Ecological Services & Equipment - 0.45%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	$776,808	$722,431
Tunnel Hill Partners LP, First Lien Cov-Lite TLB Term Loan, L + 3.50%, 10/01/2025(c)	408,850	403,484
		1,125,915

Electronics/Electrical - 25.72%
AppLovin Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 08/15/2025	396,907	390,954
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.25%, 10/02/2025	3,300,000	3,191,215
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	877,794	851,461
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 05/21/2025(b)	1,268,625	1,240,081
Compuware Corp., First Lien Term Loan, 1M US L +3.50%, 08/25/2025	545,032	538,219
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	313,725	309,019
Curvature, Inc., First Lien Initial Term Loan, 1M US L+ 5.00%, 10/30/2023	3,866,539	2,945,839
DigiCert, Inc., First Lien Term Loan, 1M US L + 4.75%, 09/20/2024	2,553,790	2,509,099
Dynatrace LLC, Second Lien Term Loan, 1M US L +7.00%, 08/21/2026	558,159	552,276
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	509,995	503,620
Flexera Software LLC, First Lien Initial Term Loan:
1M US L + 3.25%, 02/26/2025	715,042	691,445
1M US L + 7.25%, 02/26/2026	580,645	575,565
Gigamon, Inc., First Lien Initial Term Loan, 3M US L+ 4.50%, 12/27/2024(b)	1,893,768	1,870,096
Help/Systems Holdings, Inc., First Lien Term Loan, 1M US L + 3.75%, 03/28/2025	1,175,197	1,131,127
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	573,341	567,608
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	1,906,933	1,910,508
Imperva, Inc., First Lien Term Loan:
L + 4.00%, 11/20/2025(b)(c)	1,200,000	1,183,500
L + 7.75%, 11/20/2026(b)(c)	1,035,294	1,035,294
Ivanti Software, Inc., First Lien Term Loan:
1M US L + 4.25%, 01/20/2024	2,077,831	2,025,885
1M US L + 9.00%, 01/20/2025	2,000,000	1,920,000
McAfee LLC, First Lien B USD Term Loan, 1M US L +3.75%, 09/30/2024	3,284,173	3,206,174
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	942,749	896,790
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	1,510,563	1,468,086
Navex Topco, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 09/04/2025	246,573	232,395
1M US L + 7.00%, 09/04/2026	1,100,000	1,061,500
P2 Upstream Acquisition Co., First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	2,701,595	2,612,104
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025(b)	1,634,534	1,620,232
Ping Identity Corp., First Lien Term Loan, 1M US L +3.75%, 1/23/2025(b)	557,200	554,414
Presidio Holdings, Inc., First Lien B Term Loan, 3M US L + 2.75%, 02/02/2024	1,035,036	997,946
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	3,358,319	3,249,174
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,310,149	1,290,497
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 1M US L + 4.00%, 7/7/2023	324,216	317,326
Project Silverback Holdings Corp., First Lien New Term Loan, 1M US L + 3.50%, 08/21/2024	751,056	677,201
Quest Software US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.25%, 05/16/2025	3,100,000	3,007,000
3M US L + 8.25%, 05/17/2026	2,994,017	2,966,577
Riverbed Technology, Inc., First Lien First Amendment Term Loan, 1M US L + 3.25%, 04/24/2022	992,140	938,455
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,711,500	1,682,404
SciQuest, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/20/2024(b)	2,061,346	2,030,426
SCS Holdings I, Inc., First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	1,262,020	1,247,822
SonicWall US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 3.50%, 05/16/2025	1,490,323	1,426,358
3M US L + 7.50%, 05/17/2026(b)	1,760,000	1,738,000
Triton Solar US Acquisition Co., First Lien B Term Loan, 3M US L + 6.00%, 10/31/2024	258,319	241,528

Annual Report | December 31, 2018	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Electronics/Electrical (continued)
Veritas US, Inc., First Lien New Dollar B Term Loan, 3M US L + 4.50%, 01/27/2023	$1,806,078	$1,552,586
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.50%, 08/16/2024	618,169	612,568
Web.com Group, Inc., First Lien B Term Loan:
3M US L + 3.75%, 10/10/2025	2,200,000	2,123,000
3M US L + 7.75%, 10/09/2026	1,034,524	1,026,765
		64,720,139

Equipment Leasing - 1.16%
CSC SW Holdco, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 11/14/2022	623,418	596,611
Deck Chassis Acquisition, Inc., Second Lien Initial Term Loan, 1M US L + 6.00%, 06/15/2023(b)	2,400,000	2,316,000
		2,912,611

Financial Intermediaries - 2.35%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 05/20/2024	2,761,345	2,274,658
NorthStar Financial Services Group LLC, First Lien Initial Term Loan:
1M US L + 3.50%, 05/25/2025	2,134,275	2,089,808
1M US L + 7.50%, 05/25/2026(b)	550,000	544,500
Resolute Investment Managers, Inc., Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	1,000,000	1,000,000
		5,908,966

Food Products - 3.35%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	2,084,925	1,886,857
CSM Bakery Solutions, Ltd., First Lien Term Loan, 3M US L + 4.00%, 7/3/2020	2,099,529	1,949,937
TKC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 02/01/2023	3,671,372	3,503,884
1M US L + 8.00%, 02/01/2024	1,105,629	1,090,527
		8,431,205

Food Service - 3.92%
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 3.25%, 02/12/2021	1,639,556	1,522,057
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025(b)	2,806,459	2,666,136
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025	1,942,879	1,865,164
NPC International, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 04/19/2024	281,547	264,654
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/14/2025(b)	1,268,194	1,261,853
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021(b)	1,356,399	1,319,098
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 01/30/2026	993,103	960,828
		9,859,790

Food/Drug Retailers - 1.98%
EG Group, Ltd., First Lien Facility B Term Loan:
3M US L + 4.00%, 02/07/2025	4,943,437	4,776,596
3M US L + 4.00%, 02/07/2025	206,933	199,949
		4,976,545

Health Insurance - 1.18%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	844,800	834,240
FHC Health Systems, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	2,565,748	2,142,400
		2,976,640

Healthcare - 23.16%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	3,500,060	3,437,724
ATI Holdings Acquisition, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 5/10/2023(b)	588,946	569,069

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Healthcare (continued)
BioClinica Holding I LP, First Lien Initial Term Loan:
3M US L + 4.25%, 10/20/2023	$1,845,196	$1,713,725
3M US L + 8.25%, 10/21/2024	1,052,629	971,050
Carestream Health, Inc.:
1M USL + 5.75%, 02/28/2021(b)(c)	222,537	218,642
1M USL + 9.50%, 06/07/2021(b)(c)	2,367,258	2,331,749
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	221,506	217,353
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 10/04/2024(b)	744,930	733,756
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	2,182,439	1,820,515
Dentalcorp of Canada ULC, First Lien Initial Term Loan:
3M US L + 2.184%, 06/06/2025(d)	130,527	127,264
1M US L + 3.75%, 06/06/2025	924,930	901,807
Endo Luxembourg Finance Company I S.a r.l., First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	775,784	736,995
Envision Healthcare Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	2,299,355	2,149,069
Equian Buyer Corp., First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 05/20/2024	1,493,290	1,449,238
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,358,621	1,324,655
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	2,468,843	2,373,175
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	2,245,793	2,074,552
LifeScan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	3,300,000	3,126,750
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025(b)	1,008,762	973,455
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024	2,054,897	2,006,093
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	3,453,967	3,441,015
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023	237,362	234,988
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	3,542,594	3,396,462
NVA Holdings, Inc., First Lien B-3 Term Loan, 1M US L + 2.75%, 2/2/2025	482,424	456,294
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	1,196,887	1,152,004
Pearl Intermediate Parent LLC, First Lien Initial Term Loan:
3M US L + 1.48444%, 02/14/2025(d)	89,878	85,496
1M US L + 2.75%, 02/14/2025	398,982	379,532
PharMerica Corp., First Lien Initial Term Loan:
1M US L + 3.50%, 12/06/2024	1,429,200	1,369,652
1M US L + 7.75%, 12/07/2025(b)	289,405	276,382
Press Ganey Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024(b)	408,582	406,539
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	805,698	792,605
Prospect Medical Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 5.50%, 02/22/2024	2,585,992	2,561,748
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 3M US L + 4.50%, 11/16/2025	1,615,384	1,537,143
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	140,380	134,151
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	997,462	896,469
U.S. Renal Care, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	3,884,862	3,711,015
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,375,000	1,333,750
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	914,375	904,088
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	3,283,500	3,102,908
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	1,412,576	1,403,747
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 03/06/2026(b)	1,500,000	1,470,000
		58,302,624

Home Furnishings - 1.38%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan:
1M US L + 3.25%, 12/13/2023	950,400	912,384
1M US L + 3.25%, 12/13/2023	1,306,570	1,255,941
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	112,182	108,208

Annual Report | December 31, 2018	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Home Furnishings (continued)
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/8/2024	$1,645,600	$1,186,206
		3,462,739

Industrial Equipment - 4.58%
AI Alpine AT BidCo GmbH, First Lien Facility B Term Loan, 2M US L + 3.25%, 10/31/2025(b)	297,080	285,197
Apex Tool Group LLC, First Lien Second Amendment Term Loan, 1M US L + 3.75%, 02/01/2022(c)	2,158,137	2,085,839
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 04/12/2023	1,535,769	1,521,686
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%,07/19/2024	1,486,980	1,440,512
Helix Acquisition Holdings, Inc., First Lien 2018 New Term Loan, 3M US L + 3.50%, 09/30/2024	1,421,922	1,379,264
LTI Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 09/06/2025	725,455	684,952
1M US L + 6.75%, 09/06/2026	468,085	437,075
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/14/2025	1,358,030	1,245,993
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025(c)	2,656,948	2,444,392
		11,524,910

Insurance - 1.18%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	2,095,000	2,074,050
Outcomes Group Holdings, Inc., Second Lien Term Loan:
3M US L + 3.50%, 10/24/2025	480,000	472,200
3M US L + 7.50%, 10/26/2026	423,077	425,192
		2,971,442

Leisure Goods/Activities/Movies - 1.25%
Bulldog Purchaser, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/05/2025	207,029	202,889
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/30/2024	1,973,813	1,917,884
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	1,021,533	1,016,002
		3,136,775

Lodging & Casinos - 1.70%
AP Gaming I LLC, First Lien Incremental B Term Loan, 1M US L + 3.50%, 02/15/2024	2,666,586	2,624,361
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 2M US L + 4.00%, 03/29/2024(b)	1,746,800	1,659,460
		4,283,821

Nonferrous Metals/Minerals - 1.42%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	1,761,264	1,749,984
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025	1,009,761	981,992
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 1M US L + 7.25%, 10/17/2022	972,747	829,267
		3,561,243

Oil & Gas - 4.65%
Ascent Resources - Marcellus LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023	246,914	247,840
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, L + 4.50%, 12/13/2023(c)	743,243	728,995
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/25/2025(b)	1,313,400	1,214,895
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	519,442	479,619
Oryx Southern Delaware Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025	2,697,265	2,508,456
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	1,647,176	1,498,930

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Oil & Gas (continued)
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	$2,787,541	$2,480,912
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan:
3M US L + 0.00%, 10/01/2019(b)	14,516	12,318
3M US L + 0.00%, 10/01/2019(b)	109,547	92,962
3M US L + 0.00%, 10/01/2019(b)	8,866	7,524
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	369,372	328,741
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	225,615	200,797
UTEX Industries, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	2,057,991	1,893,351
		11,695,340

Property & Casualty Insurance - 1.48%
Applied Systems, Inc., First Lien Closing Date Term Loan, 3M US L + 3.00%, 09/19/2024	172,414	164,871
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.00%, 08/04/2025	1,910,526	1,895,013
Confie Seguros Holding II Co., First Lien B Term Loan, 1M US L + 5.25%, 04/19/2022	1,687,293	1,668,319
		3,728,203

Publishing - 2.02%
Champ Acquisition Corp., First Lien Term Loan, L + 5.50%, 12/17/2025(c)	1,641,791	1,601,772
Recorded Books, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/29/2025	962,500	951,672
Southern Graphics, Inc., Second Lien Initial Term Loan:
1M US L + 3.25%, 12/31/2022	1,153,597	1,088,223
1M US L + 7.50%, 12/31/2023(b)	1,500,000	1,440,000
		5,081,667

Retailers (except food & drug) - 2.91%
Academy, Ltd., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	661,687	444,710
Apro LLC, First Lien Initial Term Loan, 2M US L + 4.00%, 08/08/2024	788,475	770,734
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/21/2022	1,094,008	1,020,945
FullBeauty Brands Holdings Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/14/2022(e)	831,203	253,101
Neiman Marcus Group, Ltd. LLC, First Lien Other Term Loan, 1M US L + 3.25%, 10/25/2020	1,239,102	1,051,303
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 1/26/2023	650,671	481,135
Spencer Gifts LLC, First Lien B-1 Term Loan, 1M US L + 4.25%, 07/16/2021	3,453,433	3,302,345
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 0.00%, 11/16/2017(b)(e)	4,372,357	8,745
		7,333,018

Steel - 1.45%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.50%, 07/01/2024(b)	1,867,618	1,830,266
Graftech International, Ltd., First Lien Initial Term Loan, 1M US L + 3.50%, 02/12/2025	1,560,000	1,480,050
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	362,464	350,079
		3,660,395

Surface Transport - 0.31%
SMB Shipping Logistics LLC, First Lien Term Loan, 1M US L + 4.00%, 02/05/2024	786,196	773,094

Telecommunications - 4.39%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 3.75%, 06/30/2022	842,907	826,972
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	997,481	965,686
Cologix Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	1,797,743	1,752,800
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 05/01/2025	300,751	278,195
Ensono LP, First Lien Term Loan, 3M US L + 5.25%, 06/27/2025	1,241,563	1,223,977

Annual Report | December 31, 2018	17

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Telecommunications (continued)
Masergy Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.25%, 12/15/2023	$721,375	$697,631
3M US L + 7.50%, 12/16/2024	588,972	579,157
Peak 10 Holding Corp., First Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2024	1,077,273	983,011
3M US L + 7.25%, 08/01/2025	1,157,143	1,044,322
Securus Technologies Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.50%, 11/01/2024(c)	680,000	657,050
1M US L + 4.50%, 11/01/2024	168,722	162,816
Vertiv Group Corp., First Lien B Term Loan, 1M US L + 4.00%, 11/30/2023(c)	2,040,638	1,864,633
		11,036,250

Utilities - 3.04%
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 07/31/2025	1,974,342	1,918,991
1M US L + 6.75%, 08/03/2026	274,143	269,175
Eastern Power LLC, First Lien Term Loan, 1M US L + 3.75%, 10/02/2023	585,289	573,765
Granite Acquisition, Inc., First Lien C Term Loan, 3M US L + 3.50%, 12/17/2021	62,857	61,836
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	493,750	491,281
Moxie Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	2,381,927	2,147,712
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	1,383,360	1,357,429
Southeast PowerGen LLC, First Lien B Advance Term Loan, 1M US L + 3.50%, 12/02/2021	862,830	836,229
		7,656,418

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $382,480,039)		365,497,888

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 2.12%
Structured Finance Obligations - 2.12%
Babson CLO, Ltd. 2015-I 3M US L + 5.50%, 01/20/2031(b)(f)	875,000	778,474
Carlyle Global Market Strategies CLO 2016-2, Ltd. 3M US L + 5.17%, 07/15/2027(b)(f)	1,000,000	996,533
CIFC Funding 2018-I, Ltd. 3M US L + 5.00%, 04/18/2031(b)(f)	725,000	626,505
Dryden 40 Senior Loan Fund 3M US L + 5.75%, 08/15/2031(b)(f)	800,000	725,030
Highbridge Loan Management 6-2015, Ltd. 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	712,769
Neuberger Berman Loan Advisers CLO 27, Ltd. 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	574,035
Sound Point Clo XX, Ltd. 3M US L + 6.00%, 07/26/2031(b)(f)	1,000,000	925,174
		5,338,520

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $5,867,631)		5,338,520

CORPORATE BONDS - 4.29%
Automotive - 0.36%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(f)	990,000	905,850

Building & Development - 1.12%
Great Lakes Dredge & Dock Corp. 8.000%, 05/15/2022	2,080,000	2,119,000
NWH Escrow Corp. 7.500%, 08/01/2021(f)	1,000,000	710,000
		2,829,000

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Chemical & Plastics - 0.22%
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(f)	$595,000	$551,863

Containers & Glass Products - 0.11%
ARD Securities Finance SARL 8.750%, 01/31/2023(f)(g)	313,708	266,652

Ecological Services & Equipment - 0.46%
GFL Environmental, Inc. 5.375%, 03/01/2023(f)	1,325,000	1,166,000

Electronics/Electrical - 0.41%
Riverbed Technology, Inc. 8.875%, 03/01/2023(f)	1,385,000	1,028,362

Food Service - 0.37%
PF Chang's China Bistro, Inc. 10.250%, 06/30/2020(f)	1,000,000	920,000

Healthcare - 1.11%
Envision Healthcare Corp. 8.750%, 10/15/2026(f)	2,292,000	1,988,310
Team Health Holdings, Inc. 6.375%, 02/01/2025(f)	1,000,000	821,250
		2,809,560

Publishing - 0.13%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(f)	420,000	329,175

TOTAL CORPORATE BONDS
(Cost $12,045,031)		10,806,462

	Shares
COMMON STOCK - 0.22%
Oil & Gas - 0.22%
Ascent Resources - Equity(b)(h)	177,384	$505,544
Templar Energy LLC(b)(h)	72,786	49,131
		554,675

TOTAL COMMON STOCK
(Cost $3,533,965)		554,675

PREFERRED STOCK - 0.06%
Oil & Gas - 0.06%
Templar Energy LLC(b)(h)	48,248	144,745

TOTAL PREFERRED STOCK
(Cost $482,483)		144,745

WARRANTS - 0.00%(i)
Oil & Gas - 0.00%
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)(h)	45,926	1,378

TOTAL WARRANTS
(Cost $5,012)		1,378

Annual Report | December 31, 2018	19

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2018

Total Investments - 151.94%
(Cost $404,414,161)	$382,343,668

Liabilities in Excess of Other Assets - (2.66)%	(6,699,110)

Leverage Facility - (49.28)%	(124,000,000)

Net Assets - 100.00%	$251,644,558

Amounts above are shown as a percentage of net assets as of December 31, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2018 was 2.50%

2M US L - 2 Month LIBOR as of December 31, 2018 was 2.61%

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.81%

6M US L - 6 Month LIBOR as of December 31, 2018 was 2.88%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	All or a portion of this position has not settled as of December 31, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	A portion of this position was not funded as of December 31, 2018. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2018, the Fund has unfunded delayed draw loans in the amount of $1,264,003. Fair value of these unfunded delayed draw loans was $1,234,403.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $14,025,982, which represented approximately 5.57% of net assets as of December 31, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.
(i)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 141.71%
Aerospace & Defense - 3.28%
DAE Aviation Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	$1,868,713	$1,851,483
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 7/13/2021(b)	2,077,771	2,056,993
Vectra Co., First Lien Initial Term Loan:
1M US L + 3.25%, 03/08/2025	891,045	849,282
1M US L + 7.25%, 03/08/2026	666,667	653,333
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	1,122,188	1,087,119
		6,498,210

Air Transport - 1.47%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan:
1M US L + 3.25%, 04/28/2022	471,852	442,507
1M US L + 4.25%, 03/14/2025	1,980,000	1,849,885
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	635,870	631,895
		2,924,287

Automotive - 1.09%
CH Hold Corp., Second Lien Initial Term Loan, 1M US L + 7.25%, 02/03/2025	789,474	788,487
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	359,084	341,579
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	1,072,877	1,024,597
		2,154,663

Beverage & Tobacco - 0.19%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022(b)	693,642	381,503

Brokers, Dealers & Investment Houses - 0.45%
Edelman Financial Center LLC, Second Lien Initial Term Loan, 3M US L + 6.75%, 06/26/2026(b)	553,846	528,923
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025	359,100	354,611
		883,534

Building & Development - 9.38%
American Bath Group LLC, Second Lien Term Loan:
3M US L + 4.25%, 09/30/2023(b)	2,688,336	2,607,686
3M US L + 9.75%, 09/30/2024(b)	150,000	149,250
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	238,182	229,250
Dayton Superior Corp., First Lien Borrowing Term Loan, 3M US L + 8.00%, 6.00% PIK, 11/15/2021	1,019,642	853,950
Fastener Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 03/28/2025	930,469	882,782
Forest City Enterprises LP, First Lien Initial Term Loan, 3M US L + 4.00%, 12/08/2025	1,329,545	1,301,844
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	2,734,205	2,479,336
Hillman Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/30/2025	2,688,744	2,561,029
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	1,958,727	1,926,898
LBM Borrower LLC, First Lien Tranche C Term Loan, 2M US L + 3.75%, 08/19/2022	2,088,700	1,955,546
Ply Gem Midco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 04/12/2025(b)	1,125,530	1,029,860
SIWF Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 06/15/2025	716,400	698,046
SRS Distribution, Inc., First Lien Initial Term Loan, 2M US L + 3.25%, 05/23/2025	2,056,664	1,924,595
		18,600,072

Annual Report | December 31, 2018	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Business Equipment & Services - 21.42%
Access CIG LLC, First Lien B Term Loan:
1M US L + 3.75%, 02/27/2025	$110,438	$107,609
1M US L + 3.75%, 02/27/2025	550,950	536,834
3M US L + 7.75%, 02/27/2026	97,826	96,929
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 07/23/2021	778,886	691,908
1M US L + 3.25%, 07/25/2021	746,958	664,169
1M US L + 6.50%, 07/25/2022	3,123,849	2,474,354
Allied Universal Holdco LLC, First Lien Initial Term Loan:
1M US L + 4.25%, 07/28/2022	1,148,936	1,100,106
1M US L + 3.75%, 07/28/2022	1,167,000	1,110,401
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 1M US L + 3.50%, 12/03/2022	1,024,926	1,001,865
BMC Acquisition, Inc., First Lien Initial Term Loan, 6M US L + 5.25%, 12/18/2024(b)	649,688	651,312
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	1,780,727	1,696,142
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan:
1M US L + 3.00%, 02/03/2025	308,161	292,753
3M US L + 6.75%, 02/01/2026(b)	439,655	419,871
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	1,073,378	1,029,637
Explorer Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	739,248	716,764
GI Revelation Acquisition LLC, First Lien Initial Term Loan:
1M US L + 5.00%, 04/16/2025	1,436,554	1,416,801
1M US L + 9.00%, 04/10/2026(b)	1,800,000	1,728,000
GlobalLogic Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/25/2025(b)	222,087	214,592
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 3.50%, 05/23/2025	199,672	194,980
Inmar, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 05/01/2024	315,816	307,921
1M US L + 8.00%, 05/01/2025	946,746	937,278
KUEHG Corp., Second Lien Tranche B Term Loan:
3M US L + 3.75%, 02/21/2025	1,409,000	1,357,931
3M US L + 8.25%, 08/15/2025	2,198,220	2,214,707
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 2M US L + 5.875%, 12/09/2022	1,987,353	1,803,522
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024(b)	1,542,857	1,519,714
Mitchell International, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 11/29/2024	1,394,003	1,346,963
1M US L + 7.25%, 12/01/2025	460,606	449,381
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan:
3M US L + 3.75%, 05/19/2025	1,671,386	1,629,602
3M US L + 7.50%, 05/22/2026(b)	1,260,000	1,228,500
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	360,000	361,800
PT Intermediate Holdings III LLC, First Lien B Term Loan:
3M US L + 4.00%, 12/9/2024(b)	1,285,587	1,259,875
3M US L + 8.00%, 12/08/2025(b)	1,260,000	1,247,400
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	1,080,000	1,077,300
Sedgwick Holdings, Inc., First Lien Initial Term Loan, L + 3.25%, 12/31/2025(c)	1,194,470	1,144,207
St. George's University Scholastic Services LLC, First Lien Term Loan, 1M US L + 3.50%, 07/17/2025	872,255	852,629
Staples, Inc., First Lien Closing Date Term Loan, 3M US L + 4.00%, 09/12/2024	957,835	920,523
Surveymonkey, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025(b)	1,842,366	1,796,307
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	758,539	749,057
TIBCO Software, Inc., First Lien B-1 Term Loan, 1M US L + 3.50%, 12/04/2020	662,086	654,637
TRC Cos., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,179,108	1,159,948
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	2,382,000	2,328,405
		42,492,634

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Chemical & Plastics - 3.49%
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 06/27/2025(b)	$2,149,200	$2,100,843
Emerald Performance Materials LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 08/01/2022	1,500,000	1,496,250
Spectrum Holdings III Corp., First Lien Closing Date Term Loan:
1M US L + 3.25%, 01/31/2025	276,027	265,331
1M US L + 7.00%, 01/26/2026(b)	566,667	555,333
Starfruit Finco B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	1,511,194	1,450,746
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan:
3M US L + 4.00%, 10/28/2024	495,796	479,683
2M US L + 8.25%, 10/27/2025	588,834	578,037
		6,926,223

Clothing & Textiles - 0.25%
Hercules Achievement, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 12/16/2024	506,331	490,825

Conglomerates - 0.80%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 6/30/2021	699,847	685,850
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.25%, 03/21/2024	407,938	396,720
SSH Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025(b)	533,333	513,333
		1,595,903

Containers & Glass Products - 4.48%
Caraustar Industries, Inc., First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	1,456,415	1,448,871
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,068,750	1,015,313
Goodpack, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	505,460
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	893,250	864,219
Loparex International BV, First Lien B Term Loan, 3M US L + 4.25%, 03/28/2025(b)	1,791,000	1,764,135
Pregis Holding I Corp., First Lien Term Loan, 3M US L + 3.50%, 5/20/2021(b)	710,377	678,410
ProAmpac PG Borrower LLC, First Lien Initial Term Loan:
1M US L + 3.50%, 11/20/2023	481,906	462,329
1M US L + 8.50%, 11/18/2024	366,029	366,944
Ranpak Corp., Second Lien Initial Term Loan, 1M US L + 7.25%, 10/03/2022(b)	323,753	322,944
Strategic Materials Holding Corp., First Lien Initial Term Loan:
3M US L + 3.75%, 11/01/2024	330,000	311,231
3M US L + 7.75%, 12/27/2025(b)	933,333	844,667
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 10/17/2024	312,632	295,046
		8,879,569

Diversified Insurance - 1.36%
Acrisure LLC, First Lien 2017-2 Refinancing Term Loan:
3M US L + 4.25%, 11/22/2023	539,279	524,114
3M US L + 3.75%, 11/22/2023	503,090	476,678
BroadStreet Partners, Inc., 1M US L + 3.25%, 11/08/2023(c)	22,827	22,057
CP VI Bella Midco LLC, First Lien Initial Term Loan:
1M US L + 3.00%, 02/14/2025	394,453	380,647
1M US L + 6.75%, 02/16/2026	364,286	357,911
Genworth Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/28/2023	310,696	306,812
York Risk Services Holding Corp., First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	665,604	624,240
		2,692,459

Drugs - 2.25%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	294,643	292,188
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023(b)	1,198,471	1,078,624

Annual Report | December 31, 2018	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Drugs (continued)
Avantor, Inc., First Lien Initial B-1 Dollar Term Loan, 1M US L + 4.00%, 11/21/2024	$763,939	$742,453
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	2,378,238	2,348,510
		4,461,775

Ecological Services & Equipment - 0.46%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	635,570	591,080
Tunnel Hill Partners LP, First Lien Cov-Lite TLB Term Loan, L + 3.50%, 10/01/2025(c)	334,513	330,123
		921,203

Electronics/Electrical - 23.56%
AppLovin Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 08/15/2025	324,742	319,871
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.25%, 10/02/2025	2,700,000	2,610,995
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	718,195	696,650
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 05/21/2025(b)	970,125	948,297
Compuware Corp., First Lien Term Loan, 1M US L + 3.50%, 08/25/2025	445,935	440,361
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	209,150	206,013
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	3,215,154	2,449,561
DigiCert, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 10/31/2025	800,000	779,000
Dynatrace LLC, Second Lien Term Loan, 1M US L + 7.00%, 08/21/2026	456,675	451,861
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	382,496	377,715
EXC Holdings III Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/02/2024	3	3
Flexera Software LLC, First Lien Initial Term Loan:
1M US L + 3.25%, 02/26/2025	661,498	639,668
1M US L + 7.25%, 02/26/2026	548,387	543,589
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/27/2024(b)	2,186,579	2,159,247
Help/Systems Holdings, Inc., First Lien Term Loan:
1M US L + 3.75%, 03/28/2025	587,598	565,563
1M US L + 7.75%, 03/23/2026(b)	775,862	760,345
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	497,917	492,938
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	700,446	701,759
Imperva, Inc., First Lien Term Loan:
L + 4.00%, 11/20/2025(b)(c)	981,818	968,318
L + 7.75%, 11/20/2026(b)(c)	847,059	847,059
Ivanti Software, Inc., First Lien Term Loan:
1M US L + 4.25%, 01/20/2024	2,881,006	2,808,981
1M US L + 9.00%, 01/20/2025	2,000,000	1,920,000
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	1,873,799	1,829,297
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	1,414,123	1,345,185
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	1,235,915	1,201,162
Navex Topco, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 09/04/2025	201,742	190,141
1M US L + 7.00%, 09/04/2026	900,000	868,500
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025(b)	840,542	833,187
Ping Identity Corp., First Lien Term Loan, 1M US L + 3.75%, 1/23/2025(b)	371,467	369,609
Presidio Holdings, Inc., 3M US L + 2.75%, 02/02/2024	846,848	816,501
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,071,940	1,055,861
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 1M US L + 4.00%, 7/7/2023	548,625	536,967
Project Silverback Holdings Corp., First Lien New Term Loan, 1M US L + 3.50%, 08/21/2024	500,704	451,468
Quest Software US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.25%, 05/16/2025	2,700,000	2,619,000
3M US L + 8.25%, 05/17/2026	2,607,692	2,583,793
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,400,318	1,376,513
SciQuest, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/20/2024(b)	1,374,231	1,353,617

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Electronics/Electrical (continued)
SCS Holdings I, Inc., First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	$841,346	$831,881
SonicWall US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 3.50%, 05/16/2025	1,219,355	1,167,020
3M US L + 7.50%, 05/17/2026(b)	1,440,000	1,422,000
Triton Solar US Acquisition Co., First Lien B Term Loan, 3M US L + 6.00%, 10/31/2024	211,351	197,614
Veritas US, Inc., First Lien New Dollar B Term Loan, 3M US L + 4.50%, 01/27/2023	1,083,654	931,557
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.50%, 08/16/2024	505,775	501,192
Web.com Group, Inc., First Lien B Term Loan:
3M US L + 3.75%, 10/10/2025	1,800,000	1,737,000
3M US L + 7.75%, 10/09/2026	846,429	840,080
		46,746,939

Equipment Leasing - 1.02%
Deck Chassis Acquisition, Inc., Second Lien Initial Term Loan, 1M US L + 6.00%, 06/15/2023(b)	2,100,000	2,026,500

Financial Intermediaries - 2.70%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 05/20/2024	2,139,712	1,762,588
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 06/13/2024	460,419	430,328
NorthStar Financial Services Group LLC, First Lien Initial Term Loan:
1M US L + 3.50%, 05/25/2025	1,746,225	1,709,842
1M US L + 7.50%, 05/25/2026(b)	450,000	445,500
Resolute Investment Managers, Inc., Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	1,000,000	1,000,000
		5,348,258

Food Products - 2.91%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,634,944	1,479,624
CSM Bakery Solutions, Ltd., First Lien Term Loan, 3M US L + 4.00%, 7/3/2020	2,304,428	2,140,238
TKC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 02/01/2023	1,405,256	1,341,148
1M US L + 8.00%, 02/01/2024	831,548	820,189
		5,781,199

Food Service - 3.91%
Agro Merchants North America Holdings, Inc., First Lien Effective Date Term Loan, 3M US L + 3.75%, 12/06/2024(b)	800,224	770,216
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 3.25%, 02/12/2021	1,988,599	1,846,086
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025(b)	2,296,194	2,181,384
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025	613,645	589,099
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/14/2025(b)	824,326	820,205
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021(b)	652,771	634,820
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 01/30/2026	937,931	907,448
		7,749,258

Food/Drug Retailers - 0.92%
EG Group, Ltd., First Lien Facility B Term Loan:
3M US L + 4.00%, 02/07/2025	1,743,405	1,684,565
3M US L + 4.00%, 02/07/2025	137,955	133,300
		1,817,865

Health Insurance - 1.37%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	691,200	682,560
FHC Health Systems, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	2,443,446	2,040,277
		2,722,837

Annual Report | December 31, 2018	25

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Healthcare - 23.26%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	$3,248,542	$3,190,685
BioClinica Holding I LP, First Lien Initial Term Loan:
3M US L + 4.25%, 10/20/2023	620,688	576,464
3M US L + 8.25%, 10/21/2024	789,474	728,290
Carestream Health, Inc.:
1M USL + 5.75%, 02/28/2021(b)(c)	171,064	168,070
1M USL + 9.50%, 06/07/2021(b)(c)	3,244,121	3,195,459
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	159,211	156,226
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 10/04/2024(b)	744,930	733,756
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	771,852	643,852
Dentalcorp of Canada ULC, First Lien Initial Term Loan:
3M US L + 2.184%, 06/06/2025(d)	106,852	104,181
1M US L + 3.75%, 06/06/2025	756,761	737,842
Endo Luxembourg Finance Company I S.a r.l., First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	1,911,719	1,816,133
Envision Healthcare Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	1,881,290	1,758,329
Equian Buyer Corp., First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 05/20/2024	1,105,839	1,073,217
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,358,621	1,324,655
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	1,273,734	1,224,377
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	1,632,762	1,508,264
LifeScan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	2,700,000	2,558,250
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025(b)	825,351	796,464
Midwest Physician Administrative Services LLC, Second Lien Initial Term Loan, 1M US L + 7.00%, 08/15/2025	640,000	620,000
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024	1,418,202	1,384,520
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	3,048,328	3,036,897
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023	203,453	201,418
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	2,610,744	2,503,051
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	2,361,755	2,273,189
Pearl Intermediate Parent LLC, First Lien Initial Term Loan:
3M US L + 1.48444%, 02/14/2025(d)	59,919	56,997
1M US L + 2.75%, 02/14/2025	265,988	253,021
PharMerica Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 12/07/2025(b)	289,405	276,382
Press Ganey Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024(b)	306,437	304,904
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	653,821	643,196
Prospect Medical Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 5.50%, 02/22/2024	1,305,183	1,292,947
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 3M US L + 4.50%, 11/16/2025	1,321,678	1,257,663
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	114,856	109,760
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	249,365	224,117
U.S. Renal Care, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	2,483,805	2,372,655
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,125,000	1,091,250
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	748,125	739,709
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	2,686,500	2,538,742
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	1,419,721	1,410,847
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 03/06/2026(b)	1,285,714	1,260,000
		46,145,779

Home Furnishings - 1.31%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan:
1M US L + 3.25%, 12/13/2023	633,600	608,256
1M US L + 3.25%, 12/13/2023	1,061,027	1,019,912
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	78,113	75,346

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Home Furnishings (continued)
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/8/2024	$1,246,702	$898,667
		2,602,181

Industrial Equipment - 4.34%
AI Alpine AT BidCo GmbH, First Lien Facility B Term Loan, 2M US L + 3.25%, 10/31/2025(b)	243,066	233,343
Apex Tool Group LLC, 1M US L + 3.75%, 02/01/2022(c)	1,159,169	1,120,337
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 04/12/2023	1,210,264	1,199,166
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024	1,126,620	1,091,413
Helix Acquisition Holdings, Inc., First Lien 2018 New Term Loan, 3M US L + 3.50%, 09/30/2024	990,751	961,028
LTI Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 09/06/2025	593,554	560,416
1M US L + 6.75%, 09/06/2026	382,979	357,606
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/14/2025	1,111,116	1,019,449
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025(c)	2,238,566	2,059,481
		8,602,239

Insurance - 1.63%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	1,714,091	1,696,950
Cypress Intermediate Holdings III, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	813,953	804,796
HIG Finance 2, Ltd., First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/20/2024	10	10
Outcomes Group Holdings, Inc., Second Lien Term Loan:
3M US L + 3.50%, 10/24/2025	392,727	386,345
3M US L + 7.50%, 10/26/2026	346,154	347,885
		3,235,986

Leisure Goods/Activities/Movies - 1.05%
Bulldog Purchaser, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/05/2025	169,388	166,000
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/30/2024	1,127,041	1,095,106
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	835,800	831,274
		2,092,380

Lodging & Casinos - 1.53%
AP Gaming I LLC, First Lien Incremental B Term Loan, 1M US L + 3.50%, 02/15/2024	1,713,864	1,686,725
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 2M US L + 4.00%, 03/29/2024(b)	1,429,200	1,357,740
		3,044,465

Nonferrous Metals/Minerals - 1.45%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	1,441,034	1,431,805
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025	849,558	826,195
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 1M US L + 7.25%, 10/17/2022	729,560	621,950
		2,879,950

Oil & Gas - 3.84%
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, L + 4.50%, 12/13/2023(c)	608,108	596,451
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/25/2025(b)	1,074,600	994,005
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	346,295	319,746
Oryx Southern Delaware Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025	2,206,853	2,052,373

Annual Report | December 31, 2018	27

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Oil & Gas (continued)
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	$1,064,557	$968,747
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	865,298	770,115
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan:
3M US L + 0.00%, 10/01/2019(b)	4,506	3,824
3M US L + 0.00%, 10/01/2019(b)	34,005	28,857
3M US L + 0.00%, 10/01/2019(b)	2,752	2,335
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	114,659	102,046
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	70,034	62,331
UTEX Industries, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	1,861,083	1,712,197
		7,613,027

Property & Casualty Insurance - 2.41%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.00%, 08/04/2025	3,381,340	3,353,883
Confie Seguros Holding II Co., First Lien B Term Loan, 1M US L + 5.25%, 04/19/2022	1,446,251	1,429,988
		4,783,871

Publishing - 2.19%
Champ Acquisition Corp., First Lien Term Loan, L + 5.50%, 12/17/2025(c)	1,343,284	1,310,541
Recorded Books, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/29/2025	787,500	778,641
Southern Graphics, Inc., Second Lien Initial Term Loan:
1M US L + 3.25%, 12/31/2022	865,198	816,167
1M US L + 7.50%, 12/31/2023(b)	1,500,000	1,440,000
		4,345,349

Retailers (except food & drug) - 1.62%
Academy, Ltd., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	311,452	209,322
Apro LLC, First Lien Initial Term Loan, 2M US L + 4.00%, 08/08/2024	591,356	578,050
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/21/2022	250,061	233,360
FullBeauty Brands Holdings Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/14/2022(e)	623,404	189,827
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 1/26/2023	307,452	227,344
Pier 1 Imports US, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021	1,989,583	1,430,013
Spencer Gifts LLC, First Lien B-1 Term Loan, 1M US L + 4.25%, 07/16/2021	360,743	344,961
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 0.00%, 11/16/2017(b)(e)	3,448,805	6,898
		3,219,775

Steel - 1.34%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.50%, 07/01/2024(b)	1,245,079	1,220,177
Graftech International, Ltd., First Lien Initial Term Loan, 1M US L + 3.50%, 02/12/2025	1,276,364	1,210,950
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	241,036	232,800
		2,663,927

Surface Transport - 0.32%
SMB Shipping Logistics LLC, First Lien Term Loan, 1M US L + 4.00%, 02/05/2024	653,501	642,611

Telecommunications - 5.65%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 3.75%, 06/30/2022	674,326	661,578
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	2,180,647	2,111,139
Cologix Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	1,523,309	1,485,227
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 05/01/2025	225,564	208,647
Ensono LP, First Lien Term Loan, 3M US L + 5.25%, 06/27/2025	1,015,825	1,001,435

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Telecommunications (continued)
Masergy Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.25%, 12/15/2023	$700,716	$677,652
3M US L + 7.50%, 12/16/2024	548,872	539,726
Peak 10 Holding Corp., First Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2024	718,182	655,341
3M US L + 7.25%, 08/01/2025	771,429	696,214
Securus Technologies Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.50%, 11/01/2024(c)	556,364	537,586
1M US L + 4.50%, 11/01/2024	138,045	133,214
TierPoint LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/06/2024	1,396,137	1,308,878
Vertiv Group Corp., First Lien B Term Loan, 1M US L + 4.00%, 11/30/2023(c)	1,312,355	1,199,164
		11,215,801

Utilities - 3.00%
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 07/31/2025	433,553	421,398
1M US L + 6.75%, 08/03/2026	224,299	220,234
Eastern Power LLC, First Lien Term Loan, 1M US L + 3.75%, 10/02/2023	499,728	489,888
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	2,421,507	2,371,866
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	493,750	491,281
Moxie Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	1,428,718	1,288,232
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	691,680	678,715
		5,961,614

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $293,967,867)		281,144,671

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 3.34%
Structured Finance Obligations - 3.34%
Babson CLO, Ltd. 2015-I 3M US L + 5.50%, 01/20/2031(b)(f)	875,000	778,474
Carlyle Global Market Strategies CLO 2016-2, Ltd. 3M US L + 5.17%, 07/15/2027(b)(f)	1,000,000	996,533
CIFC Funding 2018-I, Ltd. 3M US L + 5.00%, 04/18/2031(b)(f)	725,000	626,505
Dryden 40 Senior Loan Fund 3M US L + 5.75%, 08/15/2031(b)(f)	700,000	634,401
Highbridge Loan Management 6-2015, Ltd. 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	711,914
Neuberger Berman Loan Advisers CLO 27, Ltd. 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	574,035
Tiaa Clo III, Ltd. 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	2,309,107
		6,630,969

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES		6,630,969
(Cost $7,279,357)

CORPORATE BONDS - 22.10%
Aerospace & Defense - 0.54%
Engility Corp. 8.875%, 09/01/2024	1,000,000	1,071,250

Automotive - 0.37%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(f)	810,000	741,150

Building & Development - 3.31%
Great Lakes Dredge & Dock Corp. 8.000%, 05/15/2022	1,835,000	1,869,407

Annual Report | December 31, 2018	29

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Building & Development (continued)
Northwest Hardwoods, Inc. 7.500%, 08/01/2021(f)	$289,000	$208,080
NWH Escrow Corp. 7.500%, 08/01/2021(f)	1,332,000	945,720
PriSo Acquisition Corp. 9.000%, 05/15/2023(f)	3,477,000	3,533,501
		6,556,708

Chemical & Plastics - 0.23%
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(f)	487,000	451,693

Containers & Glass Products - 1.58%
ARD Securities Finance SARL 8.750%, 01/31/2023(f)(g)	418,277	355,535
Flex Acquisition Co., Inc. 6.875%, 01/15/2025(f)	1,916,000	1,714,820
Trident Merger Sub, Inc. 6.625%, 11/01/2025(f)	1,200,000	1,074,000
		3,144,355

Diversified Insurance - 1.41%
HUB International, Ltd. 7.000%, 05/01/2026(f)	378,000	343,980
York Risk Services Holding Corp. 8.500%, 10/01/2022(f)	3,500,000	2,450,000
		2,793,980

Drugs - 2.44%
Avantor, Inc.:
6.000%, 10/01/2024(f)	833,000	820,505
9.000%, 10/01/2025(f)	2,600,000	2,606,500
Bausch Health Cos., Inc.:
6.500%, 03/15/2022(f)	520,000	524,722
7.000%, 03/15/2024(f)	323,000	327,037
5.500%, 11/01/2025(f)	600,000	561,750
		4,840,514

Ecological Services & Equipment - 0.38%
GFL Environmental, Inc. 5.375%, 03/01/2023(f)	864,000	760,320

Electronics/Electrical - 1.96%
Banff Merger Sub, Inc. 9.750%, 09/01/2026(f)	857,000	786,297
Global A&T Electronics, Ltd. 8.500%, 01/12/2023	1,363,502	1,207,304
Riverbed Technology, Inc. 8.875%, 03/01/2023(f)	2,559,000	1,900,058
		3,893,659

Food Service - 1.72%
CEC Entertainment, Inc. 8.000%, 02/15/2022	345,000	303,600
PF Chang's China Bistro, Inc. 10.250%, 06/30/2020(f)	3,377,000	3,106,840
		3,410,440

Healthcare - 3.37%
Envision Healthcare Corp. 8.750%, 10/15/2026(f)	1,875,000	1,626,562
Surgery Center Holdings, Inc. 8.875%, 04/15/2021(f)	1,500,000	1,503,750
Team Health Holdings, Inc. 6.375%, 02/01/2025(f)	1,500,000	1,231,875
Tenet Healthcare Corp.:
4.625%, 07/15/2024	667,000	622,812
5.125%, 05/01/2025	667,000	623,645
7.000%, 08/01/2025	1,143,000	1,061,561
		6,670,205

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Oil & Gas - 0.84%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 7.750%, 04/15/2023	$1,600,000	$1,220,000
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 08/15/2022	500,000	442,500
		1,662,500

Property & Casualty Insurance - 1.89%
AssuredPartners, Inc. 7.000%, 08/15/2025(f)	1,136,000	1,029,534
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/2024(f)	2,550,000	2,728,500
		3,758,034

Publishing - 0.23%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(f)	580,000	454,575

Radio & Television - 0.74%
CSC Holdings LLC 5.125%, 12/15/2021(f)	1,500,000	1,473,750

Telecommunications - 0.78%
Digicel, Ltd. 6.000%, 04/15/2021(f)	750,000	676,875
Frontier Communications Corp. 10.500%, 09/15/2022	1,250,000	875,000
		1,551,875

Utilities - 0.31%
Calpine Corp. 5.750%, 01/15/2025	667,000	611,973

TOTAL CORPORATE BONDS
(Cost $48,258,009)		43,846,981

	Shares
COMMON STOCK - 0.14%
Oil & Gas - 0.14%
SandRidge Energy, Inc.(h)	37,842	$287,977

TOTAL COMMON STOCK
(Cost $1,749,997)		287,977

Total Investments - 167.29%
(Cost $351,255,230)		331,910,598

Liabilities in Excess of Other Assets - (2.97)%		(5,889,592)

Mandatory Redeemable Preferred Shares - (10.14)%
(liquidation preference plus distributions payable on term preferred shares)		(20,121,558)

Leverage Facility - (54.18)%		(107,500,000)

Net Assets - 100.00%		$198,399,448

Amounts above are shown as a percentage of net assets as of December 31, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Annual Report | December 31, 2018	31

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2018

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2018 was 2.50%

2M US L - 2 Month LIBOR as of December 31, 2018 was 2.61%

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.81%

6M US L - 6 Month LIBOR as of December 31, 2018 was 2.88%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	All or a portion of this position has not settled as of December 31, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	A portion of this position was not funded as of December 31, 2018. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2018, the Fund has unfunded delayed draw loans in the amount of $961,577. Fair value of these unfunded delayed draw loans was $940,214.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to$40,568,898, which represented approximately 20.45% of net assets as of December 31, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.

See Notes to Financial Statements.

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 138.61%
Aerospace & Defense - 3.07%
DAE Aviation Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	$6,634,601	$6,573,430
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 7/13/2021(b)	6,925,903	6,856,644
Vectra Co., First Lien Initial Term Loan:
1M US L + 3.25%, 03/08/2025	2,376,119	2,264,751
1M US L + 7.25%, 03/08/2026	1,666,667	1,633,333
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	3,740,625	3,623,730
		20,951,888

Air Transport - 1.12%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%,03/14/2025	5,940,000	5,549,653
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	2,119,565	2,106,318
		7,655,971
Automotive - 1.39%
Bright Bidco BV, First Lien 2018 Refinancing B Term Loan, 1M US L + 3.50%, 06/28/2024	134,865	114,382
CH Hold Corp., Second Lien Initial Term Loan, 1M US L + 7.25%, 02/03/2025	3,157,895	3,153,947
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	1,196,947	1,138,596
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%,05/22/2024(b)	5,364,384	5,122,987
		9,529,912

Beverage & Tobacco - 0.19%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022(b)	2,387,283	1,313,006

Brokers, Dealers & Investment Houses - 0.43%
Edelman Financial Center LLC, Second Lien Initial Term Loan, 3M US L + 6.75%, 06/26/2026(b)	1,846,154	1,763,077
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025	1,197,000	1,182,037
		2,945,114

Building & Development - 9.32%
American Bath Group LLC, Second Lien Term Loan:
3M US L + 4.25%, 09/30/2023(b)	9,967,539	9,668,513
3M US L + 9.75%, 09/30/2024(b)	600,000	597,000
CPG International LLC, First Lien New Term Loan, 3M US L + 3.75%, 05/05/2024	793,939	764,167
Dayton Superior Corp., First Lien Borrowing Term Loan, 3M US L + 8.00%, 6.00% PIK,11/15/2021	3,738,687	3,131,151
Fastener Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 03/28/2025	3,411,719	3,236,868
Forest City Enterprises LP, First Lien Initial Term Loan, 3M US L + 4.00%, 12/08/2025(c)	4,431,818	4,339,481
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	9,695,823	8,792,027
Hillman Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 05/30/2025	8,962,481	8,536,763
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 1M US L + 4.00%,05/30/2025	6,529,091	6,422,993
LBM Borrower LLC, Second Lien Initial Term Loan:
2M US L + 3.75%, 08/19/2022	4,689,906	4,390,924
2M US L + 9.25%, 08/20/2023	1,713,476	1,679,207
Ply Gem Midco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 04/12/2025(b)	3,751,767	3,432,867
SIWF Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 06/15/2025	2,388,000	2,326,819
SRS Distribution, Inc., First Lien Initial Term Loan, 2M US L + 3.25%, 05/23/2025	6,855,545	6,415,317
		63,734,097

Annual Report | December 31, 2018	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Business Equipment & Services - 22.08%
Access CIG LLC, First Lien B Term Loan:
1M US L + 3.75%, 02/27/2025	$368,127	$358,696
1M US L + 3.75%, 02/27/2025	1,841,124	1,793,955
3M US L + 7.75%, 02/27/2026	326,087	323,098
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 07/23/2021	3,115,539	2,767,627
1M US L + 3.25%, 07/25/2021	2,561,000	2,277,152
1M US L + 6.50%, 07/25/2022	11,245,389	8,907,304
Allied Universal Holdco LLC, First Lien Initial Term Loan:
1M US L + 4.25%, 07/28/2022	3,829,787	3,667,021
1M US L + 3.75%, 07/28/2022	4,668,000	4,441,602
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 1M US L + 3.50%, 12/03/2022	7,256,207	7,092,942
BMC Acquisition, Inc., First Lien Initial Term Loan, 6M US L + 5.25%, 12/18/2024(b)	2,815,313	2,822,351
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	5,935,756	5,653,808
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan:
1M US L + 3.00%, 02/03/2025	1,003,393	953,224
3M US L + 6.75%, 02/01/2026(b)	1,422,414	1,358,405
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	4,220,573	4,048,585
Explorer Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	5,480,754	5,314,057
GI Revelation Acquisition LLC, First Lien Initial Term Loan:
1M US L + 5.00%, 04/16/2025	4,664,995	4,600,851
1M US L + 9.00%, 04/10/2026(b)	6,000,000	5,760,000
GlobalLogic Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/25/2025(b)	740,291	715,306
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 3.50%, 05/23/2025	665,574	649,933
Inmar, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 05/01/2024	1,263,265	1,231,683
1M US L + 8.00%, 05/01/2025	3,786,982	3,749,113
KUEHG Corp., Second Lien Tranche B Term Loan:
3M US L + 3.75%, 02/21/2025	4,678,411	4,508,842
3M US L + 8.25%, 08/15/2025	6,161,780	6,207,993
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 2M US L + 5.875%, 12/09/2022	6,049,408	5,489,838
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024(b)	5,142,857	5,065,714
Mitchell International, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 11/29/2024	5,877,202	5,678,876
1M US L + 7.25%, 12/01/2025	2,303,030	2,246,905
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan:
3M US L + 3.75%, 05/19/2025	5,571,288	5,432,006
3M US L + 7.50%, 05/22/2026(b)	4,200,000	4,095,000
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%,05/01/2026(b)	1,200,000	1,206,000
PT Intermediate Holdings III LLC, First Lien B Term Loan:
3M US L + 4.00%, 12/9/2024(b)	4,285,289	4,199,584
3M US L + 8.00%, 12/08/2025(b)	4,200,000	4,158,000
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025(b)	3,600,000	3,591,000
Sedgwick Holdings, Inc., First Lien Initial Term Loan, L + 3.25%, 12/31/2025(c)	3,981,567	3,814,023
St. George's University Scholastic Services LLC, First Lien Term Loan, 1M US L + 3.50%, 07/17/2025	5,181,352	5,064,771
Staples, Inc., First Lien Closing Date Term Loan, 3M US L + 4.00%, 09/12/2024	2,167,733	2,083,289
Surveymonkey, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025(b)	6,805,903	6,635,755
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	3,034,158	2,996,231
TRC Cos., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	3,805,123	3,743,290
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/15/2025(b)	6,352,000	6,209,080
		150,912,910

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Chemical & Plastics - 2.75%
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 06/27/2025(b)	$7,164,000	$7,002,810
Spectrum Holdings III Corp., First Lien Closing Date Term Loan:
1M US L + 3.25%, 01/31/2025	893,027	858,422
1M US L + 7.00%, 01/26/2026(b)	1,833,333	1,796,667
Starfruit Finco B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	5,037,313	4,835,821
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan:
3M US L + 4.00%, 10/28/2024	2,402,775	2,324,685
2M US L + 8.25%, 10/27/2025	1,995,334	1,958,749
		18,777,154

Conglomerates - 1.35%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 6/30/2021	3,032,670	2,972,016
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 2M US L + 3.75%, 07/11/2025	3,139,672	3,033,708
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.25%, 03/21/2024	1,534,648	1,492,446
SSH Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025(b)	1,773,333	1,706,833
		9,205,003

Containers & Glass Products - 4.20%
Caraustar Industries, Inc., First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	3,845,808	3,825,887
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	3,562,500	3,384,375
Goodpack, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	1,691,209	1,684,867
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	2,977,500	2,880,731
Loparex International BV, First Lien B Term Loan, 3M US L + 4.25%, 03/28/2025(b)	5,970,000	5,880,450
Pregis Holding I Corp., First Lien Term Loan, 3M US L + 3.50%, 5/20/2021(b)	2,435,580	2,325,979
ProAmpac PG Borrower LLC, First Lien Initial Term Loan:
1M US L + 3.50%, 11/20/2023	1,722,178	1,652,214
1M US L + 8.50%, 11/18/2024	1,464,115	1,467,775
Ranpak Corp., Second Lien Initial Term Loan, 1M US L + 7.25%, 10/03/2022(b)	76,814	76,622
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 12/27/2025(b)	4,666,667	4,223,333
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 10/17/2024	1,418,203	1,338,429
		28,740,662

Diversified Insurance - 0.81%
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023	1,676,966	1,588,926
BroadStreet Partners, Inc., First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023(c)	75,858	73,298
CP VI Bella Midco LLC, First Lien Initial Term Loan:
1M US L + 3.00%, 02/14/2025	1,276,172	1,231,506
1M US L + 6.75%, 02/16/2026	1,178,571	1,157,946
Genworth Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/28/2023	1,035,652	1,022,706
York Risk Services Holding Corp., First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	485,021	454,880
		5,529,262

Drugs - 1.66%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/30/2025	1,473,214	1,460,942
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023(b)	4,793,880	4,314,492
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 06/30/2023	5,645,366	5,574,799
		11,350,233

Ecological Services & Equipment - 0.45%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	2,118,567	1,970,268

Annual Report | December 31, 2018	35

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Ecological Services & Equipment (continued)
Tunnel Hill Partners LP, First Lien Cov-Lite TLB Term Loan, L + 3.50%, 10/01/2025(c)	$1,115,044	$1,100,409
		3,070,677

Electronics/Electrical - 25.37%
AppLovin Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 08/15/2025	1,082,474	1,066,237
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.25%, 10/02/2025	9,000,000	8,703,315
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	2,393,985	2,322,165
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 05/21/2025(b)	3,731,250	3,647,297
Compuware Corp., First Lien Term Loan, 1M US L + 3.50%, 08/25/2025	1,486,452	1,467,871
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	1,045,752	1,030,065
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	11,599,627	8,837,524
DigiCert, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 10/31/2025	4,000,000	3,895,000
Dynatrace LLC, First Lien Term Loan:
1M US L + 3.25%, 08/22/2025	1,920,000	1,864,800
1M US L + 7.00%, 08/21/2026	1,374,936	1,358,890
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	1,657,483	1,636,764
Flexera Software LLC, First Lien Initial Term Loan:
1M US L + 3.25%, 02/26/2025	2,148,920	2,078,006
1M US L + 7.25%, 02/26/2026	1,774,194	1,758,669
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 12/27/2024(b)	10,204,037	10,076,486
Help/Systems Holdings, Inc., First Lien Term Loan:
1M US L + 3.75%, 03/28/2025	2,154,528	2,073,733
1M US L + 7.75%, 03/23/2026(b)	2,068,966	2,027,586
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 07/07/2025	1,675,906	1,659,147
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	2,837,766	2,843,087
Imperva, Inc., First Lien Term Loan:
L + 4.00%, 11/20/2025(b)(c)	3,272,727	3,227,727
L + 7.75%, 11/20/2026(b)(c)	2,823,529	2,823,530
Ivanti Software, Inc., First Lien Term Loan:
1M US L + 4.25%, 01/20/2024	5,955,848	5,806,952
1M US L + 9.00%, 01/20/2025	6,000,000	5,760,000
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	11,321,925	11,053,029
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 09/13/2024	2,832,960	2,694,853
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	4,119,718	4,003,872
Navex Topco, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 09/04/2025	672,472	633,805
1M US L + 7.00%, 09/04/2026	3,000,000	2,895,000
P2 Upstream Acquisition Co., First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	4,052,392	3,918,157
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025(b)	3,062,037	3,035,244
Ping Identity Corp., First Lien Term Loan, 1M US L + 3.75%, 1/23/2025(b)	1,857,333	1,848,047
Presidio Holdings, Inc., First Lien B Term Loan, 3M US L + 2.75%, 02/02/2024	883,681	852,014
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	2,096,640	2,028,499
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	3,573,134	3,519,537
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 1M US L + 4.00%, 7/7/2023	2,743,125	2,684,833
Project Silverback Holdings Corp., First Lien New Term Loan, 1M US L + 3.50%, 08/21/2024	2,002,817	1,805,870
Quest Software US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.25%, 05/16/2025	9,200,000	8,924,000
3M US L + 8.25%, 05/17/2026	8,885,470	8,804,035
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	4,667,727	4,588,376
SciQuest, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/20/2024(b)	6,871,154	6,768,086
SCS Holdings I, Inc., First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	4,206,733	4,159,407
SonicWall US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 3.50%, 05/16/2025	4,064,516	3,890,067
3M US L + 7.50%, 05/17/2026(b)	4,800,000	4,740,000

36	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Electronics/Electrical (continued)
Triton Solar US Acquisition Co., First Lien B Term Loan, 3M US L + 6.00%, 10/31/2024	$700,101	$654,595
Veritas US, Inc., First Lien New Dollar B Term Loan, 3M US L + 4.50%, 01/27/2023	4,334,559	3,726,182
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.50%, 08/16/2024	1,685,916	1,670,641
Web.com Group, Inc., First Lien B Term Loan:
3M US L + 3.75%, 10/10/2025	6,000,000	5,790,000
3M US L + 7.75%, 10/09/2026	2,821,429	2,800,268
		173,453,268

Equipment Leasing - 1.06%
Deck Chassis Acquisition, Inc., Second Lien Initial Term Loan, 1M US L + 6.00%, 06/15/2023(b)	7,500,000	7,237,500

Farming/Agriculture - 0.05%
TruGreen LP, First Lien Initial Incremental Term Loan, 1M US L + 4.00%, 04/13/2023(b)	363,497	360,771

Financial Intermediaries - 3.34%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 05/20/2024	6,791,646	5,594,618
ION Trading Technologies S.A.R.L., First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 11/21/2024	7,468,947	7,076,827
NorthStar Financial Services Group LLC, First Lien Initial Term Loan:
1M US L + 3.50%, 05/25/2025	5,820,750	5,699,475
1M US L + 7.50%, 05/25/2026(b)	1,500,000	1,485,000
Resolute Investment Managers, Inc., Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	3,000,000	3,000,000
		22,855,920

Food Products - 2.75%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	5,449,812	4,932,080
CSM Bakery Solutions, Ltd., First Lien Term Loan, 3M US L + 4.00%, 7/3/2020	5,805,932	5,392,260
TKC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 02/01/2023	4,709,396	4,494,553
1M US L + 8.00%, 02/01/2024	4,052,012	3,996,662
		18,815,555

Food Service - 4.34%
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 3.25%, 02/12/2021	7,300,439	6,777,253
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025(b)(c)	7,653,979	7,271,280
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025	2,387,438	2,291,940
K-Mac Holdings Corp., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/09/2026	1,744,186	1,665,698
NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 04/18/2025	3,424,278	3,235,942
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/14/2025(b)	2,980,257	2,965,356
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021(b)	2,611,079	2,539,275
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 01/30/2026	3,034,483	2,935,862
		29,682,606

Food/Drug Retailers - 0.89%
EG Group, Ltd., First Lien Facility B Term Loan:
3M US L + 4.00%, 02/07/2025(c)	5,623,230	5,433,446
3M US L + 4.00%, 02/07/2025	689,236	665,974
		6,099,420

Health Insurance - 1.24%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	2,304,000	2,275,200
FHC Health Systems, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	7,420,396	6,196,031
		8,471,231

Annual Report | December 31, 2018	37

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Healthcare - 21.11%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	$9,077,850	$8,916,173
Auris LuxCo, First Lien B Term Loan, 3M US L + 3.75%, 07/24/2025(c)	2,076,923	2,028,905
BioClinica Holding I LP, First Lien Initial Term Loan:
3M US L + 4.25%, 10/20/2023	2,458,038	2,282,903
3M US L + 8.25%, 10/21/2024	3,157,898	2,913,161
Carestream Health, Inc.:
1M USL + 5.75%, 02/28/2021(b)(c)	535,804	526,427
1M USL + 9.50%, 06/07/2021(b)(c)	10,343,603	10,188,449
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	934,428	916,908
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 10/04/2024(b)	2,234,789	2,201,268
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	2,925,579	2,440,416
Dentalcorp of Canada ULC, First Lien Initial Term Loan:
3M US L + 2.184%, 06/06/2025(d)	356,174	347,270
1M US L + 3.75%, 06/06/2025	2,522,535	2,459,472
Envision Healthcare Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 10/10/2025	6,270,968	5,861,097
Equian Buyer Corp., First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 05/20/2024	3,363,417	3,264,196
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	3,056,897	2,980,474
Heartland Dental LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 04/30/2025	4,245,780	4,081,256
Immucor, Inc., First Lien B-3 Term Loan, 1M US L + 5.00%, 06/15/2021	340,962	336,061
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	6,318,570	5,836,779
LifeScan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	9,000,000	8,527,500
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025(b)	2,751,169	2,654,878
Midwest Physician Administrative Services LLC, Second Lien Initial Term Loan, 1M US L + 7.00%, 08/15/2025	2,560,000	2,480,000
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024	6,656,571	6,498,478
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	9,261,741	9,227,009
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 04/19/2023	689,480	682,585
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	6,378,359	6,115,252
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	4,966,836	4,780,579
Pearl Intermediate Parent LLC, First Lien Initial Term Loan:
3M US L + 1.48444%, 02/14/2025(d)	299,593	284,987
1M US L + 2.75%, 02/14/2025	1,329,940	1,265,105
PharMerica Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 12/07/2025(b)	868,217	829,147
Press Ganey Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024(b)	1,123,601	1,117,983
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	2,607,763	2,565,386
Prospect Medical Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 5.50%, 02/22/2024	4,661,736	4,618,033
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 3M US L + 4.50%, 11/16/2025	4,405,595	4,192,210
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	382,854	365,867
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	997,462	896,469
U.S. Renal Care, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	7,101,818	6,784,011
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	3,740,625	3,628,406
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	2,493,750	2,465,695
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	8,955,000	8,462,475
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	4,046,138	4,020,850
Zest Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 03/06/2026(b)	4,357,143	4,270,000
		144,314,120

Home Furnishings - 0.68%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan:
1M US L + 3.25%, 12/13/2023	183,075	175,752
1M US L + 3.25%, 12/13/2023	678,038	651,764
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	360,639	347,865

38	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Home Furnishings (continued)
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/8/2024	$4,786,804	$3,450,496
		4,625,877

Industrial Equipment - 4.15%
AI Alpine AT BidCo GmbH, First Lien Facility B Term Loan, 2M US L + 3.25%, 10/31/2025(b)	810,219	777,810
Apex Tool Group LLC, First Lien Second Amendment Term Loan, 1M US L + 3.75%, 02/01/2022(c)	5,260,766	5,084,530
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 04/12/2023	1,181,563	1,170,727
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024	4,415,400	4,277,419
Helix Acquisition Holdings, Inc., First Lien 2018 New Term Loan, 3M US L + 3.50%, 09/30/2024	3,808,912	3,694,645
LTI Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 09/06/2025	1,978,512	1,868,052
1M US L + 6.75%, 09/06/2026	1,276,596	1,192,021
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/14/2025	3,703,720	3,398,163
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	7,474,689	6,876,714
		28,340,081

Insurance - 1.59%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/09/2025(b)	5,713,636	5,656,500
Cypress Intermediate Holdings III, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	2,790,698	2,759,302
Outcomes Group Holdings, Inc., Second Lien Term Loan:
3M US L + 3.50%, 10/24/2025	1,309,091	1,287,818
3M US L + 7.50%, 10/26/2026	1,153,846	1,159,616
		10,863,236

Leisure Goods/Activities/Movies - 0.49%
Bulldog Purchaser, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/05/2025	564,626	553,333
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,786,000	2,770,914
		3,324,247

Lodging & Casinos - 0.66%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 2M US L + 4.00%, 03/29/2024(b)	4,764,000	4,525,800

Nonferrous Metals/Minerals - 1.49%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	4,803,448	4,772,682
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025	2,995,300	2,912,930
Murray Energy Corp., First Lien Superpriority B -2 Term Loan, 1M US L + 7.25%, 10/17/2022	2,918,241	2,487,800
		10,173,412

Oil & Gas - 4.24%
Ascent Resources - Marcellus LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023	1,234,568	1,239,197
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, L + 4.50%, 12/13/2023(c)	2,027,027	1,988,169
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/25/2025(b)	3,582,000	3,313,350
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 02/17/2025	1,731,474	1,598,731
Oryx Southern Delaware Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/28/2025	7,356,176	6,841,244
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	3,400,217	3,094,197

Annual Report | December 31, 2018	39

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Oil & Gas (continued)
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	$3,059,651	$2,723,089
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan:
3M US L + 0.00%, 10/01/2019(b)	15,933	13,521
3M US L + 0.00%, 10/01/2019(b)	120,242	102,037
3M US L + 0.00%, 10/01/2019(b)	9,732	8,258
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	405,429	360,832
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	247,638	220,398
Traverse Midstream Partners LLC, First Lien Advance Term Loan, 3M US L + 4.00%, 09/27/2024	4,892,784	4,709,305
UTEX Industries, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/20/2022	3,181,818	2,752,273
		28,964,601

Property & Casualty Insurance - 1.90%
Applied Systems, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 09/19/2025	303,030	298,106
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.00%, 08/04/2025	11,089,314	10,999,269
Confie Seguros Holding II Co., First Lien B Term Loan, 1M US L + 5.25%, 04/19/2022	1,687,293	1,668,319
		12,965,694

Publishing - 2.13%
Champ Acquisition Corp., First Lien Term Loan, L + 5.50%, 12/17/2025(c)	4,477,612	4,368,470
Recorded Books, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/29/2025	2,625,000	2,595,469
Southern Graphics, Inc., Second Lien Initial Term Loan:
1M US L + 3.25%, 12/31/2022	3,460,792	3,264,669
1M US L + 7.50%, 12/31/2023(b)	4,500,000	4,320,000
		14,548,608

Retailers (except food & drug) - 1.85%
Academy, Ltd., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	1,985,036	1,334,113
Apro LLC, First Lien Initial Term Loan, 2M US L + 4.00%, 08/08/2024	2,365,424	2,312,202
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/21/2022	2,746,719	2,563,280
FullBeauty Brands Holdings Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 10/14/2022(e)	2,493,613	759,305
Neiman Marcus Group, Ltd. LLC, First Lien Other Term Loan, 1M US L + 3.25%, 10/25/2020	2,282,819	1,936,835
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 1/26/2023	1,565,366	1,157,502
Pier 1 Imports US, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021	1,989,583	1,430,013
Spencer Gifts LLC, First Lien B-1 Term Loan, 1M US L + 4.25%, 07/16/2021	1,207,706	1,154,869
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 0.00%, 11/16/2017(b)(e)	2,169,639	4,339
		12,652,458

Steel - 1.65%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.50%, 07/01/2024(b)	6,225,395	6,100,887
Graftech International, Ltd., First Lien Initial Term Loan, 1M US L + 3.50%, 02/12/2025	4,254,545	4,036,500
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	1,205,179	1,163,997
		11,301,384

Surface Transport - 0.33%
SMB Shipping Logistics LLC, First Lien Term Loan, 1M US L + 4.00%, 02/05/2024	2,328,665	2,289,858

Telecommunications - 5.21%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 3.75%, 06/30/2022	2,697,303	2,646,310
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	7,388,329	7,152,826

40	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value
Telecommunications (continued)
Cologix Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	$5,421,805	$5,286,260
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.25%, 05/01/2025	902,256	834,586
Ensono LP, First Lien Term Loan, 3M US L + 5.25%, 06/27/2025	3,386,082	3,338,118
Masergy Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.25%, 12/15/2023	1,829,261	1,769,051
3M US L + 7.50%, 12/16/2024	1,766,917	1,737,472
Peak 10 Holding Corp., First Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2024	3,590,909	3,276,705
3M US L + 7.25%, 08/01/2025	3,857,143	3,481,071
Securus Technologies Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.50%, 11/01/2024(c)	1,854,545	1,791,955
1M US L + 4.50%, 11/01/2024	460,150	444,045
Vertiv Group Corp., First Lien B Term Loan, 1M US L + 4.00%, 11/30/2023(c)	4,201,217	3,838,862
		35,597,261

Utilities - 3.27%
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 07/31/2025	8,111,842	7,884,427
1M US L + 6.75%, 08/03/2026	747,664	734,112
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	5,742,624	5,624,900
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	1,580,988	1,573,083
Moxie Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	6,743,549	6,080,455
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	430,194	422,130
		22,319,107

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $986,215,725)		947,497,904

CORPORATE BONDS - 20.92%
Aerospace & Defense - 0.44%
Engility Corp. 8.875%, 09/01/2024	2,800,000	2,999,500

Automotive - 0.36%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(f)	2,700,000	2,470,500

Building & Development - 3.82%
Great Lakes Dredge & Dock Corp. 8.000%, 05/15/2022	5,874,000	5,984,137
Hillman Group, Inc. 6.375%, 07/15/2022(f)	1,300,000	1,066,000
Northwest Hardwoods, Inc. 7.500%, 08/01/2021(f)	3,211,000	2,311,920
NWH Escrow Corp. 7.500%, 08/01/2021(f)	4,918,000	3,491,780
PriSo Acquisition Corp. 9.000%, 05/15/2023(f)	13,060,000	13,272,225
		26,126,062

Chemical & Plastics - 0.46%
Pinnacle Operating Corp. 9.000%, 11/15/2020(f)	2,000,000	1,640,000
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(f)	1,621,000	1,503,478
		3,143,478

Containers & Glass Products - 0.95%
ARD Securities Finance SARL 8.750%, 01/31/2023(f)(g)	1,359,402	1,155,492

Annual Report | December 31, 2018	41

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Containers & Glass Products (continued)
Flex Acquisition Co., Inc. 6.875%, 01/15/2025(f)	$1,192,000	$1,066,840
Trident Merger Sub, Inc. 6.625%, 11/01/2025(f)	4,800,000	4,296,000
		6,518,332

Diversified Insurance - 2.09%
HUB International, Ltd. 7.000%, 05/01/2026(f)	1,281,000	1,165,710
NFP Corp. 6.875%, 07/15/2025(f)	5,084,000	4,575,600
York Risk Services Holding Corp. 8.500%, 10/01/2022(f)	12,200,000	8,540,000
		14,281,310

Drugs - 0.83%
Avantor, Inc. 9.000%, 10/01/2025(f)	5,667,000	5,681,167

Ecological Services & Equipment - 0.37%
GFL Environmental, Inc. 5.375%, 03/01/2023(f)	2,884,000	2,537,920

Electronics/Electrical - 1.92%
Banff Merger Sub, Inc. 9.750%, 09/01/2026(f)	2,816,000	2,583,680
Global A&T Electronics, Ltd. 8.500%, 01/12/2023	5,455,007	4,830,103
Riverbed Technology, Inc. 8.875%, 03/01/2023(f)	7,723,000	5,734,327
		13,148,110

Equipment Leasing - 0.16%
Fly Leasing, Ltd. 6.375%, 10/15/2021	1,100,000	1,100,000

Food Service - 1.98%
CEC Entertainment, Inc. 8.000%, 02/15/2022	1,369,000	1,204,720
PF Chang's China Bistro, Inc. 10.250%, 06/30/2020(f)	13,415,000	12,341,800
		13,546,520

Healthcare - 2.80%
Envision Healthcare Corp. 8.750%, 10/15/2026(f)	6,250,000	5,421,875
Surgery Center Holdings, Inc. 8.875%, 04/15/2021(f)	5,500,000	5,513,750
Team Health Holdings, Inc. 6.375%, 02/01/2025(f)	3,500,000	2,874,375
Tenet Healthcare Corp. 7.000%, 08/01/2025	5,714,000	5,306,877
		19,116,877

Leisure Goods/Activities/Movies - 0.88%
Mood Media Borrower LLC / Mood Media Co.-Issuer, Inc. 6M US L + 6.00%, 8.00% PIK, 07/01/2024(a)	6,070,598	6,009,892

Oil & Gas - 1.12%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 7.750%, 04/15/2023	6,600,000	5,032,500
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 08/15/2022	800,000	708,000
Talos Production LLC / Talos Production Finance, Inc. 11.000%, 04/03/2022	2,000,000	1,927,500
		7,668,000

Property & Casualty Insurance - 1.46%
AssuredPartners, Inc. 7.000%, 08/15/2025(f)	4,545,000	4,119,043
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/2024(f)	5,450,000	5,831,500
		9,950,543

42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

	Principal Amount	Value

Publishing - 0.50%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(f)	$4,320,000	$3,385,800

Radio & Television - 0.07%
CSC Holdings LLC 5.125%, 12/15/2021(f)	500,000	491,250

Telecommunications - 0.71%
Digicel, Ltd. 6.000%, 04/15/2021(f)	2,250,000	2,030,625
Frontier Communications Corp.:
10.500%, 09/15/2022	750,000	525,000
7.125%, 01/15/2023	4,000,000	2,280,000
		4,835,625

TOTAL CORPORATE BONDS
(Cost $160,069,643)		143,010,886

	Shares
COMMON STOCK - 2.35%
Building & Development - 0.18%
Baan Rock Garden PCL(b)(h)	164,832	$1,241,185

Business Equipment & Services - 0.14%
Expanse Energy(b)(h)	169,625	929,870

Leisure goods/activities/movies - 0.45%
Mood Media Corp.(b)(h)	3,709,356	3,041,672

Oil & Gas - 1.58%
Ascent Resources - Equity(b)(h)	886,921	2,527,725
Ridgeback Resources Inc.(b)(h)	1,201,345	6,115,842
SandRidge Energy, Inc.(h)	135,154	1,028,522
Templar Energy LLC(b)(h)	197,643	133,409
Titan Energy LLC(h)	29,318	8,795
Total Safety Holdings, LLC(h)	2,951	1,018,095
		10,832,388

TOTAL COMMON STOCK
(Cost $42,341,121)		16,045,115

PREFERRED STOCK - 0.06%
Oil & Gas - 0.06%
Templar Energy LLC(b)(h)	131,013	393,038

TOTAL PREFERRED STOCK
(Cost $1,310,126)		393,038

WARRANTS - 0.00%(i)
Oil & Gas - 0.00%
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)(h)	229,630	6,889

TOTAL WARRANTS
(Cost $25,062)		6,889

Annual Report | December 31, 2018	43

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2018

Total Investments - 161.94%
(Cost $1,189,961,677)	$1,106,953,832

Liabilities in Excess of Other Assets - (2.44)%	(16,602,538)

Mandatory Redeemable Preferred Shares - (6.62)%
(liquidation preference plus distributions payable on term preferred shares)	(45,273,505)

Leverage Facility - (52.88)%	(361,500,000)

Net Assets - 100.00%	$683,577,789

Amounts above are shown as a percentage of net assets as of December 31, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2018 was 2.50%

2M US L - 2 Month LIBOR as of December 31, 2018 was 2.61%

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.81%

6M US L - 6 Month LIBOR as of December 31, 2018 was 2.88%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	All or a portion of this position has not settled as of December 31, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	A portion of this position was not funded as of December 31, 2018. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2018, the Fund has unfunded delayed draw loans in the amount of $3,948,287. Fair value of these unfunded delayed draw loans was $3,859,542.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $105,102,657, which represented approximately 15.38% of net assets as of December 31, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.
(i)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Assets and Liabilities

December 31, 2018

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $404,414,161, $351,255,230 and $1,189,961,677, respectively)	$382,343,668	$331,910,598	$1,106,953,832
Cash	5,596,156	6,091,025	24,574,561
Receivable for investment securities sold	4,901,491	4,728,684	18,565,323
Interest receivable	1,553,115	1,973,268	6,615,237
Prepaid expenses and other assets	166,003	45,907	131
Total Assets	394,560,433	344,749,482	1,156,709,084

LIABILITIES:
Payable for investment securities purchased	12,763,204	12,207,869	48,709,411
Leverage facility	124,000,000	107,500,000	361,500,000
Interest due on leverage facility	369,942	171,387	772,960
Distributions payable to common shareholders	5,115,151	5,919,206	15,453,876
Accrued investment advisory fee payable	298,733	212,393	967,023
Accrued fund accounting and administration fees payable	61,419	44,384	195,247
Accrued trustees' fees payable	20,029	16,040	63,827
Other payables and accrued expenses	287,397	321,195	564,441
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(163,998) and $(368,995), respectively)(a)	–	19,836,002	44,631,005
Distributions payable on mandatory redeemable preferred shares	–	121,558	273,505
Total Liabilities	142,915,875	146,350,034	473,131,295
Net Assets Attributable to Common Shareholders	$251,644,558	$198,399,448	$683,577,789

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$286,642,582	$236,805,650	$839,760,850
Total distributable earnings	(34,998,024)	(38,406,202)	(156,183,061)
Net Assets Attributable to Common Shareholders	$251,644,558	$198,399,448	$683,577,789
Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,269,106	12,702,160	44,664,382
Net Asset Value per Common Share	$16.48	$15.62	$15.30

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

Annual Report | December 31, 2018	45

Blackstone / GSO Funds	Statements of Operations

For the Year Ended December 31, 2018

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$28,620,042	$26,250,159	$87,615,461
Facility and other fees	624,016	460,430	2,098,735
Total Investment Income	29,244,058	26,710,589	89,714,196

EXPENSES:
Investment advisory fee	3,625,284	2,615,838	11,870,246
Fund accounting and administration fees	369,909	268,984	1,143,840
Insurance expense	69,975	58,855	176,036
Legal and audit fees	229,506	316,016	448,482
Custodian fees	105,357	64,147	184,878
Trustees' fees and expenses	94,319	77,291	270,978
Printing expense	54,317	27,007	70,727
Transfer agent fees	19,047	31,107	31,043
Interest on leverage facility	4,266,054	3,685,684	11,636,916
Amortization of deferred financing costs	–	35,887	80,745
Other expenses	200,917	236,074	477,044
Distributions to mandatory redeemable preferred shares	–	722,671	1,626,010
Total Expenses	9,034,685	8,139,561	28,016,945
Net Investment Income	20,209,373	18,571,028	61,697,251

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(5,114,704)	(2,764,749)	(20,276,387)
Credit default swap contracts	–	76,306	–
Net realized loss:	(5,114,704)	(2,688,443)	(20,276,387)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(10,111,102)	(14,061,219)	(45,020,486)
Net unrealized loss:	(10,111,102)	(14,061,219)	(45,020,486)
Net Realized and Unrealized Loss on Investments	(15,225,806)	(16,749,662)	(65,296,873)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	$4,983,567	$1,821,366	$(3,599,622)

See Notes to Financial Statements.

46	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund			Long-Short Credit Income Fund			Strategic Credit Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income(a)	$20,209,373	$19,192,156		$18,571,028	$17,072,346		$61,697,251	$56,209,594
Net realized gain/(loss)	(5,114,704)	597,952		(2,688,443)	266,552		(20,276,387)	1,009,084
Change in unrealized appreciation/(depreciation)	(10,111,102)	(2,753,295)		(14,061,219)	192,048		(45,020,486)	3,632,799
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	4,983,567	17,036,813		1,821,366	17,530,946		(3,599,622)	60,851,477

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(21,551,497)	(17,740,491	)(b)	(20,488,583)	(15,699,869	)(c)	(67,264,559)	(56,277,121	)(d)
Net Decrease in Net Assets from Distributions to Common Shareholders	(21,551,497)	(17,740,491)		(20,488,583)	(15,699,869)		(67,264,559)	(56,277,121)

Net asset value of common shares issued to shareholders from reinvestment of dividends	309,392	453,286		–	–		–	–
Net Increase from Capital Share Transactions	309,392	453,286		–	–		–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(16,258,538)	(250,392)		(18,667,217)	1,831,077		(70,864,181)	4,574,356

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	267,903,096	268,153,488		217,066,665	215,235,588		754,441,970	749,867,614
End of period	$251,644,558	$267,903,096	(e)	$198,399,448	$217,066,665	(f)	$683,577,789	$754,441,970	(g)

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $722,671 and $1,626,010, respectively, to holders of MRPS for the fiscal year ended December 31, 2018. For the fiscal year ended December 31, 2017, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $719,558 and $1,615,664, respectively, to holders of MRPS. See Note 10 for details on tax characterization of distributions.

(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $17,740,491.

(c)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $15,699,869.

(d)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $56,277,121.

(e)	For the year ended December 31, 2017, net assets included accumulated undistributed net investment income of $2,237,934.

(f)	For the year ended December 31, 2017, net assets included accumulated undistributed net investment income of $2,607,803.

(g)	For the year ended December 31, 2017, net assets included accumulated undistributed net investment income of $6,539,934.

See Notes to Financial Statements.

Annual Report | December 31, 2018	47

Blackstone / GSO Funds	Statements of Cash Flows

For the Year Ended December 31, 2018

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$4,983,567	$1,821,366	$(3,599,622)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(400,243,000)	(294,873,186)	(1,053,217,560)
Proceeds from disposition of investment securities	399,897,812	293,029,251	1,037,638,042
Net payments on swap contracts	–	31,944	–
Discounts (accreted)/premiums amortized	(851,037)	(695,661)	(2,640,312)
Net realized (gain)/loss on:
Investment securities	5,114,704	2,764,749	20,276,387
Net change in unrealized (appreciation)/depreciation on:
Investment securities	10,111,102	14,061,219	45,020,486
Amortization of deferred financing costs	–	35,887	80,745
(Increase)/Decrease in assets:
Interest receivable	503,109	441,871	2,081,777
Prepaid expenses and other assets	(137,179)	(23,962)	75,407
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	671	1,510
Interest due on loan facility	(326,462)	(210,172)	218,821
Accrued investment advisory fees payable	(1,734)	(10,122)	(8,241)
Accrued fund accounting and administration expense	(89)	614	82
Accrued trustees' fees payable	(6,399)	(10,351)	36,161
Other payables and accrued expenses	(139,500)	99,987	182,496
Net Cash Provided by (Used in) Operating Activities	18,904,894	16,464,105	46,146,179

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	6,000,000	25,000,000	89,500,000
Payments on leverage facility	(14,000,000)	(29,500,000)	(103,000,000)
Distributions paid - common shareholders - net	(17,577,381)	(15,877,699)	(56,500,443)
Net Cash Provided by (Used in) Financing Activities	(25,577,381)	(20,377,699)	(70,000,443)

Net Decrease in Cash	(6,672,487)	(3,913,594)	(23,854,264)
Cash, beginning balance	$12,268,643	$10,004,619	$48,428,825
Cash, ending balance	$5,596,156	$6,091,025	$24,574,561

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$4,592,516	$3,895,856	$11,418,095

Reinvestment of distributions	$309,392	–	–

See Notes to Financial Statements.

48	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$17.57		$17.61		$15.96		$18.08		$19.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)		1.32		1.26		1.24		1.22		0.92
Net realized and unrealized gain/(loss) on investments		(1.00)		(0.14)		1.57		(2.17)		(0.84)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)		–		–		–		–		(0.06)
From net realized gains		–		–		–		–		–
Total Income/(Loss) from Investment Operations		0.32		1.12		2.81		(0.95)		0.02

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(1.41)		(1.16)		(1.16)		(1.17)		(0.86)
From net realized gains		–		–		–		–		(0.08)
From tax return of capital		–		–		–		–		(0.27)
Total Distributions to Common Shareholders		(1.41)		(1.16)		(1.16)		(1.17)		(1.21)

Net asset value per common share- end of period		$16.48		$17.57		$17.61		$15.96		$18.08
Market price per common share - end of period		$15.33		$18.00		$18.08		$14.85		$16.74

Total Investment Return - Net Asset Value(b)		1.88%		6.67%		18.44%		(5.19%)		0.38%
Total Investment Return - Market Price(b)		(7.49%)		6.44%		30.70%		(4.72%)		(4.99%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$251,645		$267,903		$268,153		$242,874		$275,201
Ratio of expenses to average net assets attributable to common shares		3.35%		3.01%		2.59%		2.48%		3.02	%(c)
Ratio of net investment income to average net assets attributable to common shares		7.49%		7.11%		7.48%		6.84%		4.88	%(c)
Ratio of expenses to average managed assets(d)		2.25%		2.02%		1.74%		1.67%		2.02	%(c)
Portfolio turnover rate		88%		135%		99%		65%		66%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	(e)
Total shares outstanding (000s)		–		–		–		–		–
Asset coverage per share	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	(e)
Liquidation preference per share	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	(e)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A	$	N/A	$	N/A		$–	(f)
Average borrowings outstanding during the period (000s)	$	N/A	$	N/A	$	N/A	$	N/A		$96,000	(f)
Asset coverage, end of period per $1,000		N/A		N/A		N/A		N/A		N/A(f)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$124,000		$132,000		$131,000		$119,500		$133,000
Average borrowings outstanding during the period (000s)		$132,067		$132,323		$122,782		$132,372		$137,412	(g)
Asset coverage, end of period per $1,000(h)		$3,029		$3,030		$3,047		$3,032		$3,069

Annual Report | December 31, 2018	49

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(e)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(f)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(g)	Since first borrowing was made on October 8, 2014.

(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

50	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.09	$16.94	$15.37		$17.82		$19.11
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.46	1.34	1.40		1.48		0.94
Net realized and unrealized gain/(loss) on investments	(1.32)	0.05	1.60		(2.66)		(1.03)
Total Income/(Loss) from Investment Operations	0.14	1.39	3.00		(1.18)		(0.09)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.61)	(1.24)	(1.43)		(1.27)		(0.96)
From net realized gains	–	–	–		–		(0.06)
From tax return of capital	–	–	–		–		(0.18)
Total Distributions to Common Shareholders	(1.61)	(1.24)	(1.43)		(1.27)		(1.20)
Net asset value per common share- end of period	$15.62	$17.09	$16.94		$15.37		$17.82
Market price per common share - end of period	$13.74	$15.92	$15.92		$13.48		$15.53

Total Investment Return - Net Asset Value(c)	1.25%	8.85%	21.21%		(6.04%)		(0.06%)
Total Investment Return - Market Price(c)	(4.40%)	7.90%	29.89%		(5.44%)		(6.86%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$198,399	$217,067	$215,236		$195,204		$226,316
Ratio of expenses to average net assets attributable to common shares	3.73%	3.03%	2.58%		2.07%		1.86%
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	3.73%	3.03%	2.58%		2.07%		1.85%
Ratio of net investment income to average net assets attributable to common shares	8.52%	7.82%	8.67%		8.45%		4.99%
Ratio of expenses to average managed assets(d)	2.31%	1.93%	1.73%		1.43%		1.66%
Portfolio turnover rate	75%	126%	103%		72%		66%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,122	$20,121	$20,125	$	N/A	$	N/A
Total shares outstanding (000s)	20	20	20		–		–
Asset coverage , end of period per$1,000	$2,556 (e)	$2,644 (e)	$2,905 (e)	$	N/A	$	N/A
Liquidation preference per share	$1,000	$1,000	$1,000	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$107,500	$112,000	$93,000		$96,000		$73,000
Average borrowings outstanding during the period (000s)	$115,392	$105,633	$93,684		$100,261		$66,827 (f)
Asset coverage, end of period per$1,000(g)	$3,032	$3,117	$3,314		$3,033		$4,100

(a)	Calculated using average common shares outstanding.

(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

Annual Report | December 31, 2018	51

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(f)	Since first borrowing was made on July 29, 2014.

(g)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

52	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.89	$16.79	$15.20		$17.98		$19.12
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.38	1.26	1.39		1.48		1.17
Net realized and unrealized gain/(loss) on investments	(1.46)	0.10	1.54		(2.89)		(1.03)
Total Income/(Loss) from Investment Operations	(0.08)	1.36	2.93		(1.41)		0.14

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.51)	(1.26)	(1.34)		(1.37)		(1.17)
From net realized gains	–	–	–		–		(0.01)
From tax return of capital	–	–	–		–		(0.10)
Total Distributions to Common Shareholders	(1.51)	(1.26)	(1.34)		(1.37)		(1.28)

Net asset value per common share- end of period	$15.30	$16.89	$16.79		$15.20		$17.98
Market price per common share - end of period	$13.47	$15.71	$15.34		$13.37		$16.48

Total Investment Return - Net Asset Value(c)	(0.02%)	8.79%	21.02%		(7.42%)		1.27%
Total Investment Return - Market Price(c)	(5.37%)	10.75%	25.71%		(11.15%)		(0.29%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$683,578	$754,442	$749,868		$679,029		$803,029
Ratio of expenses to average net assets attributable to common shares	3.72%	3.29%	2.74%		2.33%		2.32%
Ratio of net investment income to average net assets attributable to common shares	8.20%	7.38%	8.73%		8.41%		6.16%
Ratio of expenses to average managed assets(d)	2.36%	2.10%	1.82%		1.57%		1.57%
Portfolio turnover rate	76%	136%	93%		74%		76%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,274	$45,272	$45,281	$	N/A	$	N/A
Total shares outstanding (000s)	45	45	45		–		–
Asset coverage, end of period per $1,000	$2,682 (e)	$2,796 (e)	$2,777 (e)	$	N/A	$	N/A
Liquidation preference per share	$1,000	$1,000	$1,000	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$361,500	$375,000	$377,000		$331,000		$389,500
Average borrowings outstanding during the period (000s)	$387,479	$384,195	$342,331		$382,162		$403,727
Asset coverage, end of period per $1,000(f)	$3,015	$3,132	$2,989		$3,051		$3,062

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

Annual Report | December 31, 2018	53

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(f)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension will allow BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date, which is currently May 31, 2022.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Annual Report | December 31, 2018	55

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

56	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2018:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2- Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$6,716,475	$2,351,207	$9,067,682
Automotive	–	1,536,902	1,536,896	3,073,798
Brokers, Dealers & Investment Houses	–	433,414	646,461	1,079,875
Building & Development	–	20,193,081	4,627,061	24,820,142
Business Equipment & Services	–	35,139,921	17,925,319	53,065,240
Chemical & Plastics	–	5,899,053	3,155,697	9,054,750
Conglomerates	–	1,427,687	625,839	2,053,526
Containers & Glass Products	–	7,433,181	2,753,919	10,187,100
Drugs	–	4,523,398	1,438,163	5,961,561
Electronics/Electrical	–	51,848,580	12,871,559	64,720,139
Equipment Leasing	–	596,611	2,316,000	2,912,611
Financial Intermediaries	–	4,364,466	1,544,500	5,908,966
Food Service	–	4,612,703	5,247,087	9,859,790
Healthcare	–	46,599,024	11,703,600	58,302,624
Industrial Equipment	–	11,239,713	285,197	11,524,910
Insurance	–	897,392	2,074,050	2,971,442
Lodging & Casinos	–	2,624,361	1,659,460	4,283,821
Oil & Gas	–	10,367,641	1,327,699	11,695,340
Publishing	–	3,641,667	1,440,000	5,081,667
Retailers (except food & drug)	–	7,324,273	8,745	7,333,018
Steel	–	1,830,129	1,830,266	3,660,395
Other	–	58,879,491	–	58,879,491
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	5,338,520	5,338,520
Corporate Bonds	–	10,806,462	–	10,806,462
Common Stock
Oil & Gas	–	–	554,675	554,675
Preferred Stocks
Oil & Gas	–	–	144,745	144,745
Warrants
Oil & Gas	–	–	1,378	1,378
Total	–	298,935,625	83,408,043	382,343,668

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$4,441,217	$2,056,993	$6,498,210
Automotive	–	1,130,066	1,024,597	2,154,663
Beverage & Tobacco	–	–	381,503	381,503
Brokers, Dealers & Investment Houses	–	354,611	528,923	883,534
Building & Development	–	14,813,276	3,786,796	18,600,072
Business Equipment & Services	–	28,659,558	13,833,076	42,492,634
Chemical & Plastics	–	4,270,047	2,656,176	6,926,223
Conglomerates	–	1,082,570	513,333	1,595,903
Containers & Glass Products	–	5,269,413	3,610,156	8,879,569
Drugs	–	3,383,151	1,078,624	4,461,775
Electronics/Electrical	–	35,823,386	10,923,553	46,746,939
Equipment Leasing	–	–	2,026,500	2,026,500
Financial Intermediaries	–	3,902,758	1,445,500	5,348,258
Food Service	–	3,342,633	4,406,625	7,749,258
Healthcare	–	35,304,929	10,840,850	46,145,779
Industrial Equipment	–	8,368,896	233,343	8,602,239

Annual Report | December 31, 2018	57

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

Blackstone / GSO Long-Short Credit Income Fund (continued)

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Insurance	$–	$1,539,036	$1,696,950	$3,235,986
Lodging & Casinos	–	1,686,725	1,357,740	3,044,465
Oil & Gas	–	6,584,006	1,029,021	7,613,027
Publishing	–	2,905,349	1,440,000	4,345,349
Retailers (except food & drug)	–	3,212,877	6,898	3,219,775
Steel	–	1,443,750	1,220,177	2,663,927
Other	–	47,529,083	–	47,529,083
Collateralized Loan Obligation Securities Structured Finance Obligations	–	–	6,630,969	6,630,969
Corporate Bonds	–	43,846,981	–	43,846,981
Common Stock	287,977	–	–	287,977
Total	287,977	258,894,318	72,728,303	331,910,598

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$14,095,244	$6,856,644	$20,951,888
Automotive	–	4,406,925	5,122,987	9,529,912
Beverage & Tobacco	–	–	1,313,006	1,313,006
Brokers, Dealers & Investment Houses	–	1,182,037	1,763,077	2,945,114
Building & Development	–	50,035,717	13,698,380	63,734,097
Business Equipment & Services	–	105,096,715	45,816,195	150,912,910
Chemical & Plastics	–	9,977,677	8,799,477	18,777,154
Conglomerates	–	7,498,170	1,706,833	9,205,003
Containers & Glass Products	–	16,234,278	12,506,384	28,740,662
Drugs	–	7,035,741	4,314,492	11,350,233
Electronics/Electrical	–	130,709,663	42,743,605	173,453,268
Equipment Leasing	–	–	7,237,500	7,237,500
Farming/Agriculture	–	–	360,771	360,771
Financial Intermediaries	–	18,370,920	4,485,000	22,855,920
Food Service	–	16,906,695	12,775,911	29,682,606
Healthcare	–	109,125,735	35,188,385	144,314,120
Industrial Equipment	–	27,562,271	777,810	28,340,081
Insurance	–	5,206,736	5,656,500	10,863,236
Lodging & Casinos	–	–	4,525,800	4,525,800
Oil & Gas	–	25,527,435	3,437,166	28,964,601
Publishing	–	10,228,608	4,320,000	14,548,608
Retailers (except food & drug)	–	12,648,119	4,339	12,652,458
Steel	–	5,200,497	6,100,887	11,301,384
Other	–	140,937,572	–	140,937,572
Corporate Bonds	–	143,010,886	–	143,010,886
Common Stock
Building & Development	–	–	1,241,185	1,241,185
Business Equipment & Services	–	–	929,870	929,870
Leisure goods/activities/movies	–	–	3,041,672	3,041,672
Oil & Gas	1,037,317	1,018,095	8,776,976	10,832,388
Preferred Stocks
Oil & Gas	–	–	393,038	393,038
Warrants
Oil & Gas	–	–	6,889	6,889
Total	1,037,317	862,015,736	243,900,779	1,106,953,832

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Preferred Stock	Warrants	Total
Balance as of December 31, 2017	$59,352,858	$–	$118,278	$446,297	$–	$59,917,433
Accrued discount/ premium	106,156	336	–	–	–	106,492
Realized Gain/(Loss)	291,736	–	–	–	–	291,736
Change in Unrealized Appreciation/(Depreciation)	(1,841,545)	(529,111)	(178,285)	(301,552)	(3,634)	(2,854,127)
Purchases	61,316,764	5,867,295	614,682	–	5,012	67,803,753
Sales Proceeds	(44,045,782)	–	–	–	–	(44,045,782)
Transfer into Level 3	16,166,143	–	–	–	–	16,166,143
Transfer out of Level 3	(13,977,605)	–	–	–	–	(13,977,605)
Balance as of December 31, 2018	$77,368,725	$5,338,520	$554,675	$144,745	$1,378	$83,408,043
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018	$(1,727,996)	$(529,111)	$(178,285)	$(301,552)	$(3,634)	$(2,439,026)

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Total
Balance as of December 31, 2017	$48,514,020	$2,437,391	$50,951,411
Accrued discount/ premium	84,184	102	84,286
Realized Gain/(Loss)	344,236	–	344,236
Change in Unrealized Appreciation/(Depreciation)	(2,211,822)	(585,779)	(2,797,601)
Purchases	49,865,645	4,779,255	54,644,900
Sales Proceeds	(31,649,167)	–	(31,649,167)
Transfer into Level 3	12,424,338	–	12,424,338
Transfer out of Level 3	(11,274,100)	–	(11,274,100)
Balance as of December 31, 2018	$66,097,334	$6,630,969	$72,728,303
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018	$(1,679,235)	$(585,779)	$(2,265,014)

Blackstone/GSO Strategic Credit Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Preferred Stock	Warrants	Total
Balance as of December 31, 2017	$180,109,500	$5,411,000	$15,121,331	$1,211,867	$–	$201,853,698
Accrued discount/ premium	270,466	10,865	–	–	–	281,331
Realized Gain/(Loss)	(3,592,206)	18,037	–	–	–	(3,574,169)
Change in Unrealized Appreciation/(Depreciation)	(4,100,127)	(58,367)	(5,134,909)	(818,829)	(18,173)	(10,130,405)
Purchases	168,104,356	1,124,217	4,003,281	–	25,062	173,256,916
Sales Proceeds	(122,163,562)	(495,860)	–	–	–	(122,659,422)
Transfer into Level 3	46,820,629	–	–	–	–	46,820,629
Transfer out of Level 3	(35,937,908)	(6,009,892)	–	–	–	(41,947,800)
Balance as of December 31, 2018	$229,511,149	$–	$13,989,703	$393,038	$6,889	$243,900,779
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018	$(6,016,506)	$–	$(5,134,909)	$(818,829)	$(18,173)	$(14,111,745)

Annual Report | December 31, 2018	59

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/ Range (Weighted Average)
Assets
Floating Rate Loan Interests	$77,368,725	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations	$5,338,520	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	$554,675	Third-party vendor pricing service	Broker quotes	N/A
Preferred Stock	$144,745	Third-party vendor pricing service	Broker quotes	N/A
Warrants	$1,378	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/ Range (Weighted Average)
Assets
Floating Rate Loan Interests	$66,097,334	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations	$6,630,969	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/ Range (Weighted Average)
Assets
Floating Rate Loan Interests	$229,511,149	Third-party vendor pricing service	Broker quotes	N/A

Common Stock	$1,241,185	Performance Multiple Methodology	EBITDA Multiple(a)	8.31x
	$6,115,842	Performance Multiple Methodology	EBITDA Multiple(a)	4.07x
			Proved & Probable PV-10(a)	0.59x
			Daily Production(a)	45.50
			Proved & Probable Reserves(a)	8.43
	$3,591,004	Third-party vendor pricing service	Broker quotes	N/A
	$3,041,672	Performance Multiple Methodology	EBITDA Multiple(a)	7.30

Preferred Stock	$393,038	Third-party vendor pricing service	Broker quotes	N/A

Warrants	$6,889	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Daily Production	Increase	Decrease
EBITDA Multiple	Increase	Decrease
Proved & Probable PV-10	Increase	Decrease
Proved & Probable Reserves	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

60	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually. On November 20, 2018, the Adviser announced that the Funds were transitioning from a strategy that seeks to maintain Fund distributions at stable levels notwithstanding increases or decreases in net income earned to a distribution strategy that is more reflective of the net income earned by the Funds.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee, which was at an annual rate equal to 1.00% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. If BSL’s term is extended again by shareholders beyond May 31, 2022, the management fee will return to an annual rate of 1.00% of BSL’s Managed Assets unless waived or otherwise modified. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets (defined below).

Effective January 1, 2018, the Funds and the Blackstone / GSO Floating Rate Enhanced Income Fund paid every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a retainer fee of $120,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also will receive a retainer fee of $10,000 per annum. The Lead Independent Trustee will also receive a retainer fee of $14,000 per annum.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2018, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$360,027,847	$369,485,041
Blackstone / GSO Long-Short Credit Income Fund	267,718,297	268,454,185
Blackstone / GSO Strategic Credit Fund	914,724,938	955,236,205

Annual Report | December 31, 2018	61

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fees payable to the related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

During the year ended December 31, 2018 none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the investment adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $78,996, $78,294, and $100,319 for BSL, BGX, and BGB, respectively, as of year ended of December 31, 2018 is recorded as other payables and accrued expenses to the Funds' Statement of Assets and Liabilities.

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Common shares outstanding - beginning of period	15,251,298	15,225,178
Common shares issued as reinvestment of dividends	17,808	26,120
Common shares outstanding - end of period	15,269,106	15,251,298

Blackstone / GSO Long-Short Credit Income Fund	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGB defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (“BGB Managed Assets”). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At December 31, 2018, 83.64% of BSL’s Managed Assets were held in Senior Loans, 86.25% of BGX's Managed Assets were held in Secured Loans, and 100.05% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

62	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2018, BSL, BGX and BGB had invested $51,125,494, $55,003,535 and $191,515,369, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in Collateralized Loan Obligation securities (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

Annual Report | December 31, 2018	63

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

NOTE 8. CREDIT DEFAULT SWAPS

BGX entered into credit default swaps during the year ended December 31, 2018.

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC (“over the counter”) financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

The effect of credit default swaps on the Statements of Operations as of December 31, 2018 is as follows:

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)
Blackstone / GSO Long-Short Credit Income Fund
Credit Contracts Centrally Cleared Credit Default Swap Contracts on Index - Sell protection	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	$76,306	$	N/A
Total		$76,306	$	N/A

During the period held, the average notional value of the credit default swaps was $860,250.

NOTE 9. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000, rated “AA” by Fitch Ratings. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at December 31, 2018. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of December 31, 2018 are shown on BGB and BGX’s Statement of Assets and Liabilities. The amount of expense amortized during the year ended December 31, 2018 is shown on BGB and BGX’s Statement of Operations under amortization of deferred financing costs.

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Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

Except for matters which do not require the vote of Holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declaration of Trust, Bylaws, or the applicable Securities Purchase Agreement or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017 and as further amended and restated on June 20, 2018 to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, to borrow up to a limit of $122 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018 and as further amended on December 4, 2018 to borrow up to a limit of $415 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 1.15% above LIBOR for short-term (one (1) month) LIBOR loans and 1.00% above LIBOR for long term (three (3) month, six (6) month or nine (9) month) LIBOR loans for each of BSL and BGX and 0.975% above LIBOR for BGB, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each Fund may elect, as applicable, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At December 31, 2018, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $124,000,000, $107,500,000, and $361,500,000, at an interest rate of 3.50%, 3.61%, and 3.37%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2018. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period of January 1, 2018 through December 31, 2018, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $132,067,123, and 3.16%, $115,391,781, and 3.12%, and $387,479,452, and 2.95%, respectively.

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2018, BSL’s, BGX’s, and BGB’s leverage represented 33.01%, 39.12% and 37.29% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 6.14% and 4.13% of Managed Assets attributable to the MRPS, respectively.

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Annual Report | December 31, 2018	65

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

As determined on December 31, 2018, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase Total Distributable Earnings
Blackstone / GSO Senior Floating Rate Term Fund	$(129,867)	$129,867
Blackstone / GSO Long-Short Credit Income Fund	$(88,152)	$88,152
Blackstone / GSO Strategic Credit Fund	$(245,787)	$245,787

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2018 and December 31, 2017 was as follows:

2018	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From: Ordinary Income	$21,551,497	$21,211,254	(a)	$68,890,569	(a)
Total	$21,551,497	$21,211,254		$68,890,569

2017	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From: Ordinary Income	$17,740,491	$16,419,427	(a)	$57,892,785	(a)
Total	$17,740,491	$16,419,427		$57,892,785

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010 (the "RIC Mod Act"), net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses, will be deemed to arise on the first day of the next taxable year.

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$–	$13,408,320
Blackstone / GSO Long-Short Credit Income Fund	$1,075,555	$18,473,239
Blackstone / GSO Strategic Credit Fund	$1,884,756	$67,764,612

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

Fund	Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund	$117,519
Blackstone / GSO Strategic Credit Fund	$4,288,118

At December 31, 2018, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$617,538	$639,202	$1,122,033
Accumulated capital losses	(13,525,839)	(19,548,794)	(73,937,486)
Unrealized depreciation	(22,089,723)	(19,375,052)	(83,094,103)
Other Cumulative effect of timing differences	–	(121,558)	(273,505)
Total	$(34,998,024)	$(38,406,202)	$(156,183,061)

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Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2018, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$404,433,391	$351,285,650	$1,190,047,935
Gross appreciation (excess of value over tax cost)	$446,471	$653,954	$2,795,431
Gross depreciation (excess of tax cost over value)	(22,536,194)	(20,029,006)	(85,889,534)
Net unrealized depreciation	$(22,089,723)	$(19,375,052)	$(83,094,103)

11. RECENT ACCOUNTING PRONOUNCEMENT

In November 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230) - Restricted Cash. The new guidance is intended to change the presentation of restricted cash on the statement of cash flows. The new standard affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those annual periods. The adoption of ASU No. 2016-18 did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities purchased at a premium. Specifically, it required the premium to be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Funds’ financial statements and related disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Funds was the removal of the requirements to disclose (a) amount of and reasons for transfers between Level 1 and 2 (b) the valuation processes for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted the changes into the Funds’ financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the year ended December 31, 2018. The distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein conform to the current year presentation.

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On January 31, 2019, BSL paid the regularly scheduled distribution in the amount of $0.107 per share to shareholders of record as of December 31, 2018. On January 31, 2019, BSL paid a special distribution in the amount of $0.228 per share to shareholders of record as of December 31, 2018. On February 20, 2019, BSL went ex with respect to the regularly scheduled monthly distribution of $0.107 to stockholders of record as of February 21, 2019.

Shareholder Distributions for BGX: On January 31, 2019, BGX paid the regularly scheduled distribution in the amount of $0.117 per share to shareholders of record as of December 31, 2018. On January 31, 2019, BGX paid a special distribution in the amount of $0.349 per share to shareholders of record as of December 31, 2018. On February 20, 2019, BGX went ex with respect to the regularly scheduled monthly distribution of $0.117 to stockholders of record as of February 21, 2019.

Annual Report | December 31, 2018	67

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2018

Shareholder Distributions for BGB: On January 31, 2019, BGB paid the regularly scheduled distribution in the amount of $0.110 per share to shareholders of record as of December 31, 2018. On January 31, 2019, BGB paid a special distribution in the amount of $0.236 per share to shareholders of record as of December 31, 2018. On February 20, 2019, BGB went ex with respect to the regularly scheduled monthly distribution of $0.110 to stockholders of record as of February 21, 2019.

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Report of Independent Registered
Blackstone / GSO Funds	Public Accounting Firm

To the Board of Trustees and Shareholders of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund (the "Funds"), including the portfolios of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 25, 2019

We have served as the auditor of one or more investment companies advised by Blackstone / GSO since 2010.

Annual Report | December 31, 2018	69

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

December 31, 2018 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

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Blackstone / GSO Funds	Additional Information

December 31, 2018 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning April 30, 2019, the Funds will be required to use new Form N-PORT on a monthly basis to disclose portfolio holdings, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter, and Form N-Q filings will no longer be required. The Funds’ Forms N-Q or Form N-PORT will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. For the fiscal year ended December 31, 2018, the qualified interest related dividend percentages for foreign shareholders were:

Fund Name	Percentage
Blackstone / GSO Senior Floating Rate Term Fund	85.89%
Blackstone / GSO Long Short Credit Income Fund	83.47%
Blackstone / GSO Strategic Credit Fund	82.19%

In early 2019, if applicable, shareholders of record will receive information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099.

Annual Report | December 31, 2018	71

Blackstone / GSO Funds	Privacy Procedures

December 31, 2018 (Unaudited)

This privacy policy sets forth the Investment Manager’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Income Fund and Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

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Blackstone / GSO Funds	Privacy Procedures

December 31, 2018 (Unaudited)

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●   open an account or give us your income information

●   provide employment information or give us your contact information

●   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

●	This Data Privacy Notice applies to you to the extent that European Union (“EU”) data protection legislation applies to our processing of your Personal Data (defined below) or to the extent you are a resident of the EU or the European Economic Area (“EEA”). If this Data Privacy Notice applies to you, you have certain rights with respect to your Personal Data which are contained in this Data Privacy Notice.
●	You may need to provide Personal Data to us as part of your investment into Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Income Fund (each, the “Fund”).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.
●	“Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

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Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) GSO / Blackstone Debt Funds Management LLC, (the “Investment Advisor”), (iii), their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

●	we “control” the Personal Data that you provide - including making sure that it is kept secure

●	we make certain decisions on how to use and protect your Personal Data - but only to the extent that we have informed you about the use or are otherwise permitted by law

What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

●	name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number

●	photo identification, including passports, driving license, and other government-issued IDs

●	bank and brokerage account information, including routing and account numbers

●	national insurance number and tax identification number

●	source of wealth, employment information, education history, number of dependents and income

●	assets and liabilities

●	investment strategy, experience, and activity

●	risk tolerance and transaction history

●	internet protocol address

●	cookie identification

●	information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

●	We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.

●	This will include Personal Data collected in an online or offline context.

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

●   from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

●   when you provide it to us in correspondence and conversations

●   when you make transactions with respect to the Fund

●   when you purchase shares from us and/or tell us where to send money

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Personal Data we obtain from others

●   publicly available and accessible directories and sources

●   bankruptcy registers

●   tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

●   governmental and competent regulatory authorities to whom we have regulatory obligations

Why do we process your Personal Data?

We process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds

●   meet the resulting contractual obligations we have to you

●   facilitate the continuation or termination of the contractual relationship between you and the Fund

●   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

●   undertake our client and investor due diligence, and on-boarding checks

●   carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

●   verify the identity and addresses of our investors (and, if applicable their beneficial owners)

●   comply with requests from regulatory, governmental, tax and law enforcement authorities

●   surveillance and investigation

●   carry out audit checks

●   maintain statutory registers

●   prevent and detect fraud

●   comply with sanctions laws

Our legitimate interests

For our legitimate interests or those of a third party to:

●   manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

●   assess and process any applications or requests made by you

●   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

●   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

●   address or investigate any complaints, claims, proceedings or disputes

●   provide you with, and inform you about, our investment products and services

●   monitor and improve our relationships with investors

●   comply with applicable regulatory obligations

●   manage our risk and operations

●   comply with our accounting and tax reporting requirements

●   comply with our audit requirements

●   assist with internal compliance with our policies and process

●   ensure appropriate group management and governance

●   keep our internal records

●   prepare reports on incidents / accidents

●   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●   analyze and manage commercial risks

●   seek professional advice, including legal advice

●   enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund's or Fund vehicles’ rights or obligations to evaluate proposed transactions

●   facilitate business asset transactions involving the Fund or Fund-related vehicles

●   monitor communications to/from us using our systems

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● protect the security and integrity of our IT systems
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

We will share your Personal Data with the following persons for the following reasons:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to: ● manage our relationship with you ● the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisors

●   delivering the services you require

●   managing your investment

●   supporting and administering investment-related activities

●   complying with applicable investment laws and regulations

Fund and investment specific details of these third parties can be found in the relevant subscription documents you have been provided with

Tax Authorities

●   to comply with applicable laws and regulations

●   where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

●   where required by foreign tax authorities, including outside of the EEA

Service Providers	● delivering and facilitating the services needed to support our business relationship with you ● supporting and administering investment-related activities
Our lawyers, auditors and other professional advisors	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory

●	organisations and agencies - where we are required to do so by law

Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

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Sending your Personal Data internationally

We will transfer your Personal Data to our group members, shareholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

●	We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in
●	Some Personal Data will be retained after your relationship with us ends As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any investment vehicle related to the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

Your rights

You have certain data protection rights, including:

●	the right to access your Personal Data
●	the right to restrict the use of your Personal Data
●	the right to have incomplete or inaccurate Personal Data corrected
●	the right to ask us to stop processing your Personal Data
●	the right to require us to delete your Personal Data in some limited circumstances

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

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Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	The Blackstone Group Attn: Legal and Compliance 345 Park Avenue New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review.

This Data Privacy Notice was last updated on 24 May 2018.

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Blackstone / GSO Funds	Trustees & Officers

December 31, 2018 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2020 BGX: 2020 BGB: 2020	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex).
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; The Taiwan Fund, Inc. (until 2017).
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2021 BGX:2021 BGB: 2021	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	7	Ciner Resources LP (master limited partnership).
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2021 BGX:2021 BGB: 2021	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds.

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INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co -head of RBC Capital Market's Alternative Investments Unit.	4	Blackstone/GSO Secured Lending Fund.

OFFICERS
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Dohyun (Doris) Lee-Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer

Officer Since:

BSL: March 2016

BGX: March 2016

BGB: March 2016

Ms. Lee-Silvestri will resign from the Funds and GSO on or before March 15, 2019 to pursue other opportunities. It is expected that Robert Busch will be appointed as Chief Financial Officer and Treasurer of the Funds on the date of Ms. Lee-Silvestri’s departure from the Funds.

Doris Lee-Silvestri is a Managing Director and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of The Blackstone Group L.P. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

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OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director of The Blackstone Group L.P. and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Senior Managing Director of The Blackstone Group L.P. and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund, as well as the “Blackstone Real Estate Funds,” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund), the “Blackstone Alternative Alpha Funds” (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund), and the “Blackstone Alternative Investment Funds” (Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund).

(3)	"Interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

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Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
2 Hanson Place, 8th Floor
Brooklyn, New York 11217

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Doris Lee-Silvestri
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 17th Street, Ste 3600
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accounting Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and December 31, 2017 were $87,900 and $87,900, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2018 and December 31, 2017 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2018 and December 31, 2017 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,750 and $8,663, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2018 and December 31, 2017 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 were $7,750 and $8,663, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D'Alelio

Michael Holland

Gary S. Schpero

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 8, 2019

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Robert Zable, who is primarily responsible for the day-to-day management of the Fund and is a member of the U.S. Syndicated Credit Investment Committee (the “Investment Committee”) of GSO / Blackstone Debt Funds Management LLC (the “Adviser”). The Investment Committee approves core investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Zable	Portfolio Manager	Since September 2015	Mr. Zable is a Senior Managing Director of The Blackstone Group L.P. and a Senior Portfolio Manager for GSO’s Customized Credit Strategies business unit (“CCS”). Mr. Zable is Senior Portfolio Manager of GSO’s U.S. CLOs, high yield separately managed accounts, and closed-end funds and Lead Portfolio Manager of the Fund. Mr. Zable serves as a member of several of GSO’s committees, including the CCS Management Committee, the U.S. Syndicated Credit Investment Committee, and the Global Structured Credit Investment Committee. Before joining GSO in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a boutique restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a B.S. from Cornell University, and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.
Gordon McKemie	Portfolio Manager	Since April 2015	Mr. McKemie is a Principal of The Blackstone Group L.P. and a Portfolio Manager for CCS. Mr. McKemie is a Portfolio Manager of GSO’s closed-end funds and bank loan ETF and a Portfolio Manager of the Fund. Mr. McKemie sits on CCS’s U.S. Syndicated Credit Investment Committee. Prior to joining GSO, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University and is a CFA Charterholder.

(a)(2) As of December 31, 2018, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Robert Zable					See below(1)
Registered Investment Companies	4*	$2,298 million*	0	0
Other Pooled Accounts	30	$17,365 million	30	$17,365 million
Other Accounts	1	$713 million	0	0

Gordon McKemie					See below(1)
Registered Investment Companies	5*	$4,523 million*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0
*	Including the registrant.

(1) Potential Conflicts of Interest

The purchase of common shares of beneficial interest (“Common Shares”) in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and the holders of Common Shares (“Common Shareholders”) will be subject to a number of actual and potential conflicts of interest involving the Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), and The Blackstone Group L.P. (collectively with its affiliates as the context requires, “Blackstone” and together with GSO, the “Firm”). GSO, including the Adviser, provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that GSO may establish (other than the Fund) (collectively the “Other GSO Clients”). In addition, Blackstone provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone may establish (together with the Other GSO Clients, the “Other Clients”).

In addition, as a consequence of Blackstone holding a controlling interest in GSO and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the Common Shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Common Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Firm’s Policies and Procedures. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that GSO may utilize for purposes of managing the Fund. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other businesses of the Firm and otherwise be unavailable to the Fund, and will also restrict the Fund’s investment opportunities. Additionally, the operations of the Firm’s policies may restrict or otherwise limit the Fund from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any Other Clients have invested or has considered making an investment. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Common Shareholders will not receive any benefit from any fees received by Blackstone. In the regular course of its capital markets, investment banking, real estate, advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone client would typically require Blackstone to act exclusively on its behalf. This advisory client request may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, real estate, advisory and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships. The Firm is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. Subject to the 1940 Act, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Blackstone will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, such portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis. There may also be circumstances in which the Fund commits to purchase a portion of an issuance by such a portfolio company for which a Blackstone broker-dealer intends to syndicate to third parties and, in connection therewith and as a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation.

Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund, effect transactions, including transactions in the secondary markets where it will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions or other compensation from such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Client is purchasing debt) or other compensation with respect to the foregoing activities, none of which are required to be shared with the Fund or its Common Shareholders. In addition, the advisory fee generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or such other compensation from such other parties. Subject to applicable law, the Fund may approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund. Firm employees, including employees of GSO, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Common Shareholders will not receive any benefit from any such investments. Additionally, it can be expected that GSO and/or Blackstone will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for referral or sharing of investment opportunities. It is possible that the Fund will, along with GSO and/or Blackstone itself, benefit from the existence of those arrangements and/or relationships. It is also possible that investment opportunities that otherwise would be presented to or made by the Fund would instead be referred (in whole or in part) to such third party. For example, a firm with which GSO and/or Blackstone has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities.

On October 1, 2015 Blackstone spun-off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman. While the new combined business will operate independently from Blackstone and will not be an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Fund and the entities in which it invests on the one hand and the spun-off firm on the other. Specifically, given that the spun-off firm will not be an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and the spun-off firm for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving the spun-off firm will still arise. The preexisting relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence GSO in deciding to select or recommend such new company to perform such services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Nonetheless, the Adviser and GSO will be free to cause the Fund to transact with PJT Partners notwithstanding such overlapping interests in, and relationships with, PJT Partners. See “Service Providers and Counterparties” below.

In addition, other present and future activities of the Firm and its affiliates (including GSO and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner. Common Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the Fund and Other Clients are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the portfolio company should take. In addition, purchases or sales of securities for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund. Further conflicts could arise after the Fund and other affiliates have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take, including selling Fund assets (possibly at disadvantageous times or disadvantageous conditions) or taking other actions in order to comply with the 1940 Act. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The Common Shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest to the extent permitted by the 1940 Act.

Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that GSO and Blackstone provide investment management and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients could conflict with the transactions and strategies employed by GSO in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations

GSO will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities:

(a) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(b) the Fund’s and/or the Other Clients’ investment objectives, policies, guidelines, restrictions and terms, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

(c) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(d) liquidity considerations of the Fund and the Other Clients, including during a ramp-up of the Fund or such Other Clients or wind-down of Other Clients, proximity to the end of the Other Clients’ specified term or investment period, any redemption/withdrawal/repurchase requests, anticipated future contributions and available cash;

(e) tax consequences;

(f) regulatory or contractual restrictions or consequences;

(g) avoiding a de minimis or odd lot allocation;

(h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

(i) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

(j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(k) the management of any actual or potential conflict of interest;

(l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships that may not be available for the Fund and all Other Clients; and

(m) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity to the Fund if GSO determines in good faith that such opportunity should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund. Subject to the Advisers Act, and as further set forth herein, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements, provided, however, the Adviser does not anticipate that such priority or other allocation rights will impact the investments available to the Fund in the ordinary course. Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and an Other Client (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines for determining how such allocations are to be made, which, among other things, set forth priorities and presumptions regarding what constitutes “debt” investments, ranges of rates of returns for defining “core” investments, presumptions regarding allocation for certain types of investments (e.g., distressed investments) and other matters. The application of those guidelines may result in the Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investment. Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Debt Financings in connection with Acquisitions and Dispositions. To the extent permitted by the 1940 Act, the Fund may from time to time provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. While the terms and conditions of any such arrangements will generally be at arms’ length terms negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the Adviser’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

The Fund may from time to time dispose of all or a portion of an investment where the Firm or one or more Other Clients is providing financing to repay debt issued to the Fund. Such involvement may give rise to potential or actual conflicts of interest.

Service Providers and Counterparties. Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Fund, the Firm and/or obligors or issuers of investments held by the Fund also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and any Other Clients. In addition, the retention of such entities as advisors or service providers may give rise to actual or potential conflicts of interest, such as those described herein. Additionally, certain employees of the Firm may have family members or relatives employed by such advisors and service providers (or their affiliates). These relationships may influence GSO and/or the Adviser in deciding whether to select or recommend such advisors or service providers to perform services for the Fund or obligors or issuers of investments held by the Fund (the cost of which will generally be borne directly or indirectly by the Fund or such obligors or issuers of investments held by the Fund, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

Because the Firm has many different businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by GSO or its affiliates) with respect to certain investments, include, without limitation:

COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”) is a captive center of resources administered by Blackstone and ThoughtFocus Technologies LLC (“ThoughtFocus”), an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE is expected to perform services for certain funds that may have historically been performed by Blackstone personnel, such as funds’ administrative services, data collection and management services, and technology implementation and support services, which may be paid for by the funds that receive such services on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the funds’ payments for such services. These fees do not offset management fees payable by shareholders.

Entic. Entic Inc. (“Entic”) provides a cloud-based software that uses proprietary wireless sensors and advanced analytics to reduce energy consumption. Entic is anticipated to provide such services to certain of the assets of the Fund’s obligors or issuers of investments held by the Fund in exchange for fees at competitive market rates. Blackstone, which holds a minority position in and participates as a member of the board of Entic, receives an indirect benefit resulting from payments for such services. These fees do not offset the management fees payable by shareholders. Part of Blackstone’s investment includes performance-based warrants giving Blackstone managed funds, including the Fund, the ability to earn shares of stock based on usage of Entic.

Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms from providers that are believed to be more favorable than those that the obligors or issuers of investments held by the Fund could obtain on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not offset the management fee payable by shareholders.

Intertrust Group. In 2013, certain Blackstone private equity funds acquired Intertrust Group. From time to time, Intertrust Group is expected to perform corporate and trust services on an arms-length basis for Blackstone funds, intermediate entities or obligors or issuers of investments held by the Fund.

Optiv. Optiv is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Blackstone funds and obligors or issuers of investments held by the Fund.

BTIG. In December 2016, certain funds made a strategic minority investment in BTIG. BTIG is a global financial services firm that provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund, Other Clients or obligors or issuers of investments held by the Fund and the Blackstone Tactical Opportunities Program.

Refinitiv. In October 2018, a consortium led by Blackstone acquired a 55% equity stake of Refinitiv, formerly the Financial & Risk division of Thomson Reuters, which includes the Evaluated Pricing Service (formerly known as Thomson Reuters Pricing Service). From time to time, Refinitiv is expected to provide valuation and other services to the Fund on an arms-length basis.

Advisors and service providers, or their affiliates, often charge different rates, including below market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or obligors or issuers of investments held by the Fund are different from those used by GSO and/or the Firm and their respective affiliates, GSO and/or the Firm or their respective affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or obligors or issuers of investments held by the Fund. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, advisors and service providers may provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their portfolio companies, although such advisors and service providers would not be considered employees of Blackstone or GSO. Similarly, Blackstone, GSO each of their respective affiliates, the Fund, the Other Clients and/or their portfolio companies may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate. For example, certain obligors or issuers of investments held by the Fund enter into agreements regarding group procurement (such as CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which will from time to time be pooled across obligors or issuers of investments held by the Fund and discounted due to scale) from a third party or an affiliate of GSO and/or the Firm, and other similar operational, administrative or management related initiatives that result in commissions, discounts, rebates or similar payments to GSO and/or the Firm or their affiliates (including personnel), including related to a portion of the savings achieved by the obligor or issuer of investments held by the Fund. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund and/or obligors or issuers of investments held by the Fund for the same services.

In addition, certain advisors and service providers (including law firms) may temporarily provide their personnel to GSO and/or the Firm, the Fund, Other Clients or their portfolio companies pursuant to various arrangements, including at cost or at no cost. While often the Fund, Other Clients and their portfolio companies are the beneficiaries of these types of arrangements, GSO and/or the Firm are from time to time the beneficiaries of these arrangements as well, including in circumstances where the advisor or service provider also provides services to the Fund in the ordinary course. Such personnel may provide services in respect of multiple matters, including in respect of matters related to GSO and/or the Firm, their affiliates and/or portfolio companies and any costs of such personnel may be allocated accordingly.

Allocation of Personnel. The Adviser will devote as much of its time to the activities of the Fund as they deem necessary and appropriate. By the terms of the Investment Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and GSO, and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser and GSO.

Portfolio Company Data. The Firm receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). In furtherance of the foregoing, the Firm may seek to enter into information sharing and use arrangements with portfolio companies and/or entities.

The Firm believes that access to this information furthers the interests of the Common Shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Fund’s investment management activities. Subject to appropriate contractual arrangements, the Firm may also utilize such information outside of the Fund’s activities in a manner that provides a material benefit to the Firm and/or its affiliates, but not the Fund. The sharing and use of such information presents potential conflicts of interest, and investors acknowledge and agree that any corresponding/resulting benefits received by the Firm and/or its affiliates will not be subject to a management fee offset. As a result, the Adviser may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits the Firm and/or its affiliates.

Material, Non-Public Information. GSO may come into possession of material non-public information with respect to an issuer. Should this occur, GSO would likely be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of GSO that might be relevant to an investment decision to be made by the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Other Trading and Investing Activities. Certain Other Clients may invest in securities of publicly traded companies that are actual or potential issuers. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund might not pursue an investment in an issuer as a result of such trading activities by Other Clients.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions (including under the 1940 Act) on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the Common Shareholders.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to act in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser and GSO may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser or GSO, as applicable.

(a)(3) Portfolio Manager Compensation as of December 31, 2018.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2018.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Robert Zable	$0
Gordon McKemie	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 8, 2019

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	March 8, 2019

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 8, 2019